                                        [LOGO]



                      PRESENTATION TO THE BOARD OF DIRECTORS OF

                           PERKINS MANAGEMENT COMPANY, INC.

                                  SEPTEMBER 11, 1997


      THE INFORMATION CONTAINED IN THIS INFORMATION PACKAGE SHOULD
   BE CONSIDERED CONFIDENTIAL AND SHOULD NOT BE USED FOR ANY PURPOSES OTHER THAN THE BOARD OF DIRECTORS' CONSIDERATION OF THIS TRANSACTION.


                            Morgan Keegan & Company, Inc.
                                  Investment Banking
                                50 North Front Street
                                      20th Floor
                                  Memphis, TN  38103
                                    (901) 524-4100

TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRANSACTION SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . .TAB A

METHODOLOGY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .TAB B

FINANCIAL REVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . .TAB C

   1.  HISTORICAL FINANCIAL PERFORMANCE
   2.  PROJECTED FINANCIAL PERFORMANCE
   3.  HISTORICAL AND PROJECTED FINANCIAL PERFORMANCE COMPARISON

QUALITATIVE FACTORS OF THE TRANSACTION. . . . . . . . . . . . . . . . . .TAB D

VALUATION METHODS . . . . . . . . . . . . . . . . . . . . . . . . . . . .TAB E

   1.  COMPARABLE COMPANY ANALYSIS
   2.  PREMIUM ANALYSIS
   3.  DISCOUNTED CASH FLOW ANALYSIS
   4.  SUMMARY OF INDICATED RANGES OF VALUATION

EXHIBITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .TAB F

   1.  MERGERS AND ACQUISITIONS TRANSACTIONS ANALYSIS
   2.  LEVERAGED BUYOUT ANALYSIS
   3.  STOCK TRADING ANALYSIS

TRANSACTION SUMMARY
--------------------------------------------------------------------------------


On August 4, 1997, Perkins Family Restaurants, L.P. (the "Partnership") received an offer from The Restaurant Company ("TRC"), the general partner of the Partnership, to acquire through a merger all of the outstanding units of limited partnership not currently owned by public investors for $13.00 per unit in cash. The proposed transaction is subject to the receipt of an opinion from an investment banking firm that the transaction is fair from a financial point of view, the affirmative vote of a majority of the units held by public unitholders casting votes and the obtaining of financing.

On August 14, 1997, unitholders filed suit in Chancery Court in Wilmington, Delaware to stop the proposed transaction (the "Litigation"). We understand that while no definitive agreement has been reached, there have been substantive discussions between the parties with respect to a potential settlement of the Litigation that would include TRC raising its offer from $13.00 to $13.50 to $14.00 per unit.

METHODOLOGY
--------------------------------------------------------------------------------


  IN DETERMINING OUR PRELIMINARY TRANSACTION ANALYSIS, MORGAN KEEGAN:


- Reviewed background information concerning the Partnership as provided by management on behalf of the Partnership.

- Reviewed and analyzed historical and projected financial information of the Partnership (projected financial information presented in this report was provided by management of the Partnership and was represented as the Partnership's opinion of its future performance on a stand-alone basis, and includes conversion to C Corporation status as of January 1, 1998).

- Analyzed qualitative factors associated with the transaction.

- Analyzed the Partnership's financial performance compared to certain publicly traded restaurant companies.

- Analyzed the premiums paid in certain types of transactions.

- Analyzed the Partnership based on a discounted cash flow analysis.

- Analyzed recent mergers and acquisitions involving restaurant companies.

- Analyzed a potential leveraged buyout of the Partnership by an unrelated third party.

- Analyzed the stock trading history of the Partnership.

- Discussed with management of the Partnership the outlook for future operating results and other matters we considered relevant to our inquiry.

FINANCIAL REVIEW
--------------------------------------------------------------------------------


HISTORICAL FINANCIAL PERFORMANCE

- Historical financial information is from the Partnership's publicly available financial statements.


BALANCE SHEET FACTORS

- Net debt of $59.9 million as of June 30, 1997.

- Net property and equipment of $113.1 million as of June 30, 1997.

- Tangible partners' capital of $35.8 million as of June 30, 1997.


INCOME STATEMENT FACTORS

- Latest twelve months ending June 30, 1997 ("LTM") total revenue of $257.4 million. Revenue increased from $212.6 million for the year ended December 31, 1993 to $252.8 million for the year ended December 31, 1996, at a compound annual growth rate of 5.9%.

- LTM franchise revenue of $19.0 million. Franchise revenue increased from $15.5 million in 1993 to $18.6 million in 1996, at a 6.2% compound annual growth rate.

- LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") of $34.9 million. EBITDA increased from $27.2 million for the year ended December 31, 1993 to $34.3 million for the year ended December 31, 1996, at a compound annual growth rate of 8.0%. Excluding 1993 provision for disposition of assets of $4.3 million, EBITDA grew at a 2.8% compound annual growth rate from 1993 to 1996. Excluding $650,000 asset write-down, LTM EBITDA margin of 13.8%. EBITDA margin increased from 12.8% in 1993 to 13.6% in 1996.

FINANCIAL REVIEW
--------------------------------------------------------------------------------


- LTM earnings before interest and taxes ("EBIT") of $19.0 million. EBIT increased from $15.4 million for the year ended December 31, 1993 to $18.6 million for the year ended December 31, 1996, at a compound annual growth rate of 6.5%. Excluding $4.3 million provision for disposition of assets, EBIT decreased from $19.7 million in 1993 to $18.6 million in 1996. LTM EBIT margin of 7.4%. Excluding $650,000 asset write-down, LTM EBIT margin of 7.6%. Excluding $4.3 million provision for disposition of assets in 1993, EBIT margin decreased from 9.3% in 1993 to 7.4% in 1996.

- Net income increased from $12.6 million for the year ended December 31, 1993 to $13.5 million for the year ended December 31, 1996, at a compound annual growth rate of 2.4%. Net income margin decreased from 5.9% in 1993 to 5.3% in 1996.


PROJECT FRENCH TOAST
HISTORICAL BALANCE SHEETS                                               As of
                                                      ----------------------------------------
                                                       12/31/95        12/31/96       6/30/97
                                                      ----------     ----------     ----------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                             $    1,825     $    2,737     $     170
Receivables, less allowance for
  doubtful accounts                                        8,683          6,285         6,532
Inventories, at the lower of FIFO or market                4,318          4,234         4,235
Prepaid expenses and other current assets                  1,505          1,551         2,115
                                                      ----------     ----------     ----------
  TOTAL CURRENT ASSETS                                    16,331         14,807        13,052

PROPERTY AND EQUIPMENT, at cost, net of
  accumulated deprec. and amortization                   117,435        115,086       113,140
NOTES RECEIVABLE, less allowance for
  doubtful accounts                                        1,883            805           611
INTANGIBLE AND OTHER ASSETS, net of
  accumulated amortization                                26,180         24,958        25,398
                                                      ----------     ----------     ----------
  TOTAL ASSETS                                        $  161,829     $  155,656     $ 152,201
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------
LIABILITIES AND PARTNERS' CAPITAL
CURRENT LIABILITIES:
Current maturities of long-term debt                       3,575          4,356         3,868
Current maturities of capital lease obligations            1,984          1,683         1,480
Accounts payable                                           7,525          8,878         7,605
Accrued expenses                                          13,099         14,235        15,026
Distributions payable                                      3,475          3,479         3,475
                                                      ----------     ----------     ----------
  TOTAL CURRENT LIABILITIES                               29,658         32,631        31,454

CAPITAL LEASE OBLIGATIONS, less
  current maturities                                       8,810          8,573         7,775
LONG-TERM DEBT, less current maturities                   57,850         48,244        46,932
OTHER LIABILITIES                                          4,415          4,651         4,826
                                                      ----------     ----------     ----------
  TOTAL LIABILITIES                                      100,733         94,099        90,987

PARTNERS' CAPITAL:
General partner                                              611            615           612
Limited partners                                          63,373         63,220        62,372
Deferred compensation related to restricted units         (2,888)        (2,278)       (1,770)
                                                      ----------     ----------     ----------
  TOTAL PARTNERS' CAPITAL                                 61,096         61,557        61,214

                                                      ----------     ----------     ----------
TOTAL LIABILITIES AND PARTNERS' CAPITAL               $  161,829     $  155,656     $ 152,201
                                                      ----------     ----------     ----------
                                                      ----------     ----------     ----------


PROJECT FRENCH TOAST
Historical Income Statements
                                        FOR THE YEARS ENDED DECEMBER 31,
                              -------------------------------------------------------
                                        1993                          1994
                             -------------------------     -------------------------
                              AMOUNT               %        AMOUNT               %
REVENUES
  Food sales                 $  197,090          92.7%     $  205,675          92.7%
  Franchise revenues             15,544            7.3         16,227            7.3
                             -------------------------     -------------------------
Total Revenues                  212,634          100.0        221,902          100.0

COSTS AND EXPENSES
   Cost of Sales:
        Food cost                54,931           25.8         57,975           26.1
        Labor and benefits       67,211           31.6         71,113           32.0
        Operating expenses       41,148           19.4         42,615           19.2
General and administrative       18,337            8.6         21,779            9.8
Depreciation and amortization    11,851            5.6         12,107            5.5
Interest, net                     2,777            1.3          3,266            1.5
Provision for (benefit from)        -              -            1,079            0.5
 litigation costs
Provision for disposition         4,338            2.0            800            0.4
 of assets
Asset write-down                    -              -              -              -
Other, net                         (561)          (0.3)          (840)          (0.4)
                             -------------------------     -------------------------

Total Costs and Expenses        200,032           94.1        209,894           94.6

                             -------------------------     -------------------------
Net Income                    $  12,602           5.9%      $  12,008           5.4%
                             -------------------------     -------------------------
                             -------------------------     -------------------------


EBIT                          $  15,379           7.2%      $  15,274           6.9%
Depreciation & Amortization   $  11,851           5.6%      $  12,107           5.5%
EBITDA                        $  27,230          12.8%      $  27,381          12.3%


Historical Income Statements                                                                LATEST TWELVE MONTHS
                                        FOR THE YEARS ENDED DECEMBER 31,                           ENDING
                             -------------------------------------------------------      -------------------------
                                        1995                         1996                          6/30/97
                             ------------------------      -------------------------     -------------------------
                             AMOUNT                %        AMOUNT               %        AMOUNT               %
REVENUES
  Food sales                 $ 228,259          92.9%     $  234,164          92.6%     $  238,371          92.6%
  Franchise revenues            17,492            7.1         18,629            7.4         19,002           7.4
                             ------------------------      -------------------------     -------------------------
Total Revenues                 245,751          100.0        252,793          100.0        257,373          100.0

COSTS AND EXPENSES
   Cost of Sales:
        Food cost               66,204           26.9         68,456           27.1         69,204           26.9
        Labor and benefits      78,916           32.1         78,970           31.2         80,138           31.1
        Operating expenses      47,678           19.4         48,284           19.1         48,536           18.9
General and administrative      22,251            9.1         23,741            9.4         24,830            9.6
Depreciation and amortization   14,401            5.9         15,748            6.2         15,920            6.2
Interest, net                    4,826            2.0          5,066            2.0          4,927            1.9
Provision for (benefit from)
 litigation costs                 (190)          (0.1)           -              -              -              -
Provision for disposition          609            0.2            -              -              -              -
 of assets
Asset write-down                 1,900            0.8            -              -              650            0.3
Other, net                        (640)          (0.3)          (994)          (0.4)          (916)          (0.4)
                             ------------------------      -------------------------     -------------------------

Total Costs and Expenses       235,955           96.0        239,271           94.7        243,289           94.5

                             ------------------------      -------------------------     -------------------------
Net Income                    $  9,796           4.0%      $  13,522           5.3%      $  14,084           5.5%
                             ------------------------      -------------------------     -------------------------
                             ------------------------      -------------------------     -------------------------


EBIT                          $  14,622           5.9%      $  18,588           7.4%       $  19,01          17.4%
Depreciation & Amortization   $  14,401           5.9%      $  15,748           6.2%      $  15,920           6.2%
EBITDA                        $  29,023          11.8%      $  34,336          13.6%      $  34,931          13.6%


FINANCIAL REVIEW
--------------------------------------------------------------------------------


PROJECTED FINANCIAL PERFORMANCE

- Projections for the years ended December 31, 1997, 1998, 1999 and 2000 were provided to Morgan Keegan by management of the Partnership.


BALANCE SHEET FACTORS

- Receivables, inventory and other current assets remain constant from 1997 through 2000.

- Accounts payable and accrued expenses remain constant from 1997 through 2000.


INCOME STATEMENT FACTORS

- Revenue increases from $268.5 million for the year ended December 31, 1997 to $341.3 million for the year ended December 31, 2000, at a compound annual growth rate of 8.3%.

- Franchise revenue increases from $20.4 million for the year ended December 31, 1997 to $28.3 million for the year ended December 31, 2000, at a compound annual growth rate of 11.6%.

- EBITDA increases from $35.1 million for the year ended December 31, 1997 to $51.6 million for the year ended December 31, 2000, at a compound annual growth rate of 13.7%. EBITDA margin increases from 13.1% in 1997 to 15.1% in 2000.

- EBIT increases from $18.8 million for the year ended December 31, 1997 to $32.8 million for the year ended December 31, 2000, at a compound annual growth rate of 20.4%. EBIT margin increases from 7.0% in 1997 to 9.6% in 2000.

PROJECT FRENCH TOAST

Projected Income Statements(1)
Management Projections


                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------------------------
                                            1997                    1998                    1999                    2000
                                    --------------------    --------------------    --------------------    --------------------
                                     AMOUNT         %        AMOUNT         %        AMOUNT         %        AMOUNT         %
REVENUES
  Food sales                        $248,097        92.4%   $264,222        92.2%   $286,878        92.0%   $312,982        91.7%
  Franchise revenues                  20,354         7.6      22,370         7.8      25,112         8.0      28,293         8.3
                                    --------------------    --------------------    --------------------    --------------------
Total Revenues                       268,451       100.0     286,592       100.0     311,990       100.0     341,275       100.0

COSTS AND EXPENSES
  Food cost                           72,894        27.2      77,939        27.2      85,043        27.3      93,253        27.3
  Labor and benefits(2)               83,597        31.1      89,326        31.2      96,701        31.0     105,165        30.8
  Operating expenses                  93,189        34.7      97,225        33.9     103,266        33.1     110,060        32.2
                                    --------------------    --------------------    --------------------    --------------------
Total Operating Expenses             249,680        93.0     264,489        92.3     285,010        91.4     308,478        90.4

EBIT                                  18,771         7.0      22,103         7.7      26,980         8.6      32,797         9.6

Interest, net                          4,839         1.8       4,644         1.6       3,959         1.3       3,083         0.9
                                    --------------------    --------------------    --------------------    --------------------

Total Costs and Expenses             254,519        94.8     269,133        93.9     288,969        92.6     311,561        91.3
                                    --------------------    --------------------    --------------------    --------------------

Earnings Before Tax                   13,932         5.2      17,459         6.1      23,021         7.4      29,714         8.7
                                    --------------------    --------------------    --------------------    --------------------
Taxes(3)                               5,573         2.1       6,983         2.4       9,209         3.0      11,886         3.5
                                    --------------------    --------------------    --------------------    --------------------
Net Income                          $  8,359         3.1%   $ 10,475         3.7%   $ 13,813         4.4%   $ 17,829         5.2%
                                    --------------------    --------------------    --------------------    --------------------
                                    --------------------    --------------------    --------------------    --------------------


Depreciation and amortization       $ 16,296         6.1%   $ 18,063         6.3%   $ 18,736         6.0%   $ 18,782         5.5%
EBITDA                              $ 35,067        13.1%   $ 40,166        14.0%   $ 45,716        14.7%   $ 51,179        15.1%


(1) Projections were provided to Morgan Keegan by management of the Partnership
(2) Pro-forma in 1991-2000 for the increase in the Minnesota minimum wage for servers @$28,800 per unit located in Minnesota
(3) Assumes 40% tax rate for C Corporation status.

FINANCIAL REVIEW
--------------------------------------------------------------------------------


HISTORICAL AND PROJECTED PERFORMANCE COMPARISON

GENERAL

- Revenue increased at a 5.9% compound annual growth rate from 1993 to 1996.

- Revenue is projected to increase at an 8.3% compound annual growth rate from 1997 to 2000.

- EBITDA increased at an 8.0% compound annual growth rate from 1993 to 1996 (2.8% excluding 1993 provision for disposition of assets).

- EBITDA is projected to increase at a 13.7% compound annual growth rate from 1997 to 2000.

- EBITDA is projected to increase 2.1% from 1996 to 1997.

- EBIT increased at a 6.5% compound annual growth rate from 1993 to 1996 (EBIT decreased from 1993 to 1996 excluding 1993 provision for disposition of assets).

- EBIT is projected to increase at a 20.4% compound annual growth rate from 1997 to 2000.

- EBIT is projected to increase 1.0% from 1996 to 1997.


RESTAURANT GROWTH


                       1993       1994       1995       1996       1997E(1)       1998E       1999E       2000E
                     --------   --------   --------   --------   ------------   ---------   ---------   ---------
New Restaurants
    Company                7         12         10          3              3           6           7           8
    Franchised            13          7         21         19             30          30          35          40

(1)Year-to-date through August, 1997: 8 new units, 9 under construction and 2 executed commitment agreements.

FINANCIAL REVIEW
--------------------------------------------------------------------------------


HISTORICAL AND PROJECTED PERFORMANCE COMPARISON

Franchise Store Performance

                      1993       1994       1995       1996       1997E       1998E       1999E       2000E
                    --------   --------   --------   --------   ---------   ---------   ---------   ---------
New                      13          7         21         19          30          30          35          40
Closed                    5          6          5         12           5           5           5           5
Ending(1)               298        300        317        327         352         377         407         442

- Number of franchised units grew at a 3.1% compound annual growth rate from 1993 to 1996.

- Number of franchised units is projected to grow at a 7.9% compound annual growth rate from 1997 to 2000.

- Year-to-date through August 1997: 8 new franchised units, 9 under construction and 2 executed commitment agreements.

Total Royalties         $15,110    $15,976    $16,811    $17,907    $19,172    $21,470    $24,062    $27,093
Net Franchise Income    $13,484    $14,271    $14,753    $15,743    $17,183    $19,114    $21,625    $24,569


- Total royalties grew at a 5.8% compound annual growth rate from 1993 to 1996.

- Total royalties are projected to grow at a 12.2% compound annual growth rate from 1997 to 2000.

- Net franchise income grew at a 5.3% compound annual growth rate from 1993 to 1996.

- Net franchise income is projected to grow at a 12.7% compound annual growth rate from 1997 to 2000.


(1)Includes 1 refranchised unit in 1994, 1 refranchised unit in 1995 and 3 refranchised units in 1996.

QUALITATIVE FACTORS OF THE TRANSACTION
--------------------------------------------------------------------------------


- Since the transaction was publicly announced, there have been no additional bona fide offers made for the Partnership.

- The Partnership has extremely limited analyst coverage, historically little institutional ownership and is thinly traded.

- Control position of the General Partner.

- Riskiness of achieving projections.

VALUATION METHODS
--------------------------------------------------------------------------------


COMPARABLE COMPANY ANALYSIS


OVERVIEW

- Analyzed two groups of publicly traded restaurant companies that are comparable to the Partnership based on a variety of criteria. The first group consists of six companies that were considered most comparable to the Partnership (the "Peer Group"). The second group, in addition to the Peer Group, contains seven additional companies that have similar customer profiles to the Partnership (the "Family Dining Group").

- Compared the Partnership's financial performance with the performance of the two groups of comparables.

- Derived industry multiples by analyzing the specific comparable company multiples.

- Applied the industry multiples to the Partnership's latest twelve month results ending June 30, 1997 to derive an implied range of equity value and price per unit.

VALUATION METHODS
--------------------------------------------------------------------------------


COMPARABLE COMPANY DESCRIPTIONS

PEER GROUP


BOB EVANS FARMS, INC. owns and operates approximately 400 full-service, family restaurants in 19 states. The Company operates under the Bob Evans Restaurants, Bob Evans Restaurant & General Stores and Owens Family Restaurants names. Under the Bob Evans and Owens brand names, the Company also produces a variety of pork sausage products. Other operations include Mrs. Giles Country Kitchens and Hickory Specialties.

DENAMERICA CORP. operates approximately 324 family-oriented, full-service restaurants. The Company runs 188 Denny's restaurants located in 31 states in the West, Midwest and Southeast. DenAmerica also operates other family-style restaurants throughout the United States, including Black-Eyed Pea Restaurants (acquired in July 1996).

FRISCH'S RESTAURANTS, INC. operates and franchises fast food and coffee shop restaurants. The Company's restaurants operate under the names Big Boy and Hardee's. Frisch's operates or franchises approximately 145 restaurants in Ohio, Kentucky, Indiana, Texas, Kansas, Oklahoma and Florida. In August 1997, Frisch's purchased 1.1 million shares from its shareholders at $15.00 per share in accordance with the terms of its "Dutch Auction" tender offer.

IHOP CORPORATION develops, franchises and operates the International House of Pancakes ("IHOP") restaurants. The restaurants serve a variety of pancakes and waffles and moderately-priced lunch and dinner items, including sandwiches, hamburgers, seafood, chicken and steak. IHOP has approximately 746 restaurants in its system in 36 states, Canada and Japan. Approximately 534 of the Company's restaurants are franchised.

VALUATION METHODS
--------------------------------------------------------------------------------


SHONEY'S, INC. owns and operates approximately 1,476 company-owned and franchised restaurants in 34 states. The Company's restaurants include Shoney's, Captain D's, Pargo's and BarbWire's.


VICORP RESTAURANTS, INC. operates and franchises approximately 360 mid-scale family-style restaurants primarily under the Bakers Square and Village Inn names. The Company's restaurants are located in the Rocky Mountain region, upper Midwest, California, Arizona and Florida. Approximately 108 of the Company's units are franchised.

PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
--------------------------------------------------------------------------------

                                                SHARE         YEAR                                        ADJUSTED
            COMPANY/                            PRICE   ----------------    SHARES     MARKET     NET      MARKET
       LATEST FINANCIALS              TICKER    9/9/97   HIGH       LOW     OUTST.(1)   VALUE     DEBT(2)   VALUE(3)
-----------------------------------   ------   -------  -------    ------   --------   --------   ------  ----------
Bob Evans Farms, Inc.                  BOBE    18 7/16  18 1/2     12 1/8    42,953    $791,937   $49,732   $841,669
7/25/97

DenAmerica Corp.                        DEN     2 1/16    5 1/4     1 5/8    13,438    $ 27,715  $101,800   $129,515
7/2/97

Frisch's Restaurants, Inc.              FRS   13 15/16   17 3/8  12 17/64     6,005    $ 83,700  $ 25,894   $109,593
6/1/97

IHOP Corp.                             IHOP     36 3/4   37 3/8    19 1/4    10,096    $371,015  $144,790   $515,805
6/30/97

Shoney's, Inc.                          SHN    5 9/16     9 7/8     4 3/8    48,568    $270,160  $493,483   $763,643
5/11/97

VICORP Restaurants                     VRES    15 1/4    16 3/4    11         9,120    $139,077  $ 21,166   $160,243
4/30/97

--------------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P. (6)    PFR  12 15/16    14 7/8   10 3/16   $10,487    $135,682  $ 59,885   $195,567
6/30/97
--------------------------------------------------------------------------------------------------------------------

                                                     LATEST TWELVE MONTHS(4)                             E.P.S.
                                      ---------------------------------------------------   ---------------------------------
                                                                                TANGIBLE
                                                                         NET      BOOK             1997 CAL   1998 CAL
                                        REVENUE    EBITDA      EBIT     INCOME    VALUE      LTM    EST.(5)    EST.(5)
                                      ----------   -------   -------   -------  ---------   -----  --------   --------
Bob Evans Farms, Inc.                 $  831,140   $90,927   $60,686   $37,536   $418,732   $0.90    $0.99      $1.19
7/25/97

DenAmerica Corp.                      $  314,606   $22,042   $12,779      $656   ($50,419)  $0.07    $0.25      $0.20
7/2/97

Frisch's Restaurants, Inc.            $  165,931   $19,187   $ 8,701   $ 4,227   $ 63,927   $0.59       NA         NA
6/1/97

IHOP Corp.                            $  203,354  $ 55,176   $45,854   $19,761   $127,870   $2.06    $2.26      $2.63
6/30/9

Shoney's, Inc.                        $1,200,552  $129,850   $76,135   $20,715  ($ 65,440)  $0.47    $0.44      $0.62
5/11/97

VICORP Restaurants                    $  331,092   $33,768   $13,489    $7,039   $126,057   $0.77    $0.80      $0.95
4/30/97

----------------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P. (6)  $  257,373   $35,581   $19,661    $8,840    $35,816   $0.86    $0.81      $0.95
6/30/97
----------------------------------------------------------------------------------------------------------------------

(1) Shares outstanding includes in-the-money options using the treasury stock method.

(2) Short-term debt, long-term debt (including capitalized lease obligations), and preferred stock minus cash and marketable securities.

(3)  Market value of equity plus net debt.

(4)  Income statement data excludes extraordinary and nonrecurring items.

(5) Mean estimates obtained from First Call. Perkins 1997 estimate from internal projections and 1998 estimate from Value Line (pro forma for C Corporation income tax). Flagstar estimates from IBES. DenAmerica 1998 estimate from Fahnestock & Company. VICORP 1998 estimate from Value Line.

(6) Pro forma for corporate income taxes at 40%.

PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT

--------------------------------------------------------------------------------

                                                                          RATIOS
                                            -------------------------------------------------------------------
                                                                            NET        RETURN ON      NET DEBT
            COMPANY                          EBITDA         EBIT          INCOME         LATEST       TO TOTAL
              NAME                           MARGIN        MARGIN         MARGIN         EQUITY        CAPITAL
--------------------------------            --------      --------       --------       --------       --------

Bob Evans Farms, Inc.                        10.9%           7.3%           4.5%           8.7%          10.4%

DenAmerica Corp.                              7.0%           4.1%           0.2%            NM           82.7%

Frisch's Restaurants, Inc.                   11.6%           5.2%           2.5%           6.5%          28.6%

IHOP Corp.                                   27.1%          22.5%           9.7%          14.1%          50.7%

Shoney's, Inc.                               10.8%           6.3%           1.7%            NM             NM

VICORP Restaurants                           10.2%           4.1%           2.1%           5.6%          14.4%

-------------------------
COMBINED:
---------------------------------------------------------------------------------------------------------------
Low                                           7.0%           4.1%           0.2%           5.6%          10.4%
Mean                                         12.9%           8.3%           3.5%           8.7%          37.4%
High                                         27.1%          22.5%           9.7%          14.1%          82.7%
MEDIAN                                       10.9%           5.8%           2.3%           7.6%          28.6%

---------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P.             13.8%           7.6%           3.4%          11.5%          49.5%
---------------------------------------------------------------------------------------------------------------


                                                   GROWTH                   MULTIPLE OF ADJ. MARKET VALUE
                                           --------------------------------------------------------------------
                                            REVENUE      NET INCOME
                                           4 - YEAR       4 - YEAR
                                             CAGR           CAGR         REVENUE        EBITDA          EBIT
                                           --------      --------       --------       --------       --------
Bob Evans Farms, Inc.                         5.9%          -4.3%        1.01 x          9.3 x         13.9 x

DenAmerica Corp.                             71.8%            NM         0.41 x          5.9 x         10.1 x

Frisch's Restaurants, Inc.                    2.7%          -5.9%        0.66 x          5.7 x         12.6 x

IHOP Corp.                                   12.6%          10.9%        2.54 x          9.3 x         11.2 x

Shoney's, Inc.                                2.8%            NM         0.64 x          5.9 x         10.0 x

VICORP Restaurants                           -4.8%         -35.4%        0.48 x          4.7 x         12.0 x

-------------------------

COMBINED:
---------------------------------------------------------------------------------------------------------------
Low                                          -4.8%         -35.4%          0.41 x          4.7 x         10.0 x
Mean                                         15.2%          -8.7%          0.96            6.8           11.6
High                                         71.8%          10.9%          2.54            9.3           13.9
MEDIAN                                        4.4%          -5.1%          0.65            5.9           11.6
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P.              5.9%           2.4%          0.76 X          5.5 X          9.9 X
---------------------------------------------------------------------------------------------------------------


                                                                MULTIPLE OF MARKET VALUE
                                            -------------------------------------------------------------------
                                                                                                       TANGIBLE
                                             NET            LTM         1997 CAL       1998 CAL           BOOK
                                            INCOME          EPS            EPS            EPS            VALUE
                                           --------      --------       --------       --------        --------

Bob Evans Farms, Inc.                       21.1 x         20.5 x         18.6 x         15.5 x           1.9 x

DenAmerica Corp.                            42.2 x         31.6 x          8.3 x         10.3 x            NM x

Frisch's Restaurants, Inc.                  19.8 x         23.6 x           NA x           NA x           1.3 x

IHOP Corp.                                  18.8 x         17.8 x         16.3 x         14.0 x           2.9 x

Shoney's, Inc.                              13.0 x         11.8 x         12.7 x          8.9 x            NM x

VICORP Restaurants                          19.8 x         19.8 x         19.0 x         16.1 x           1.1 x

-------------------------


COMBINED:
---------------------------------------------------------------------------------------------------------------
Low                                         13.0 x         11.? x          8.3 x          8.9 x           1.1 x

Mean                                        22.5           20.8           15.0           13.0             1.8
High                                        42.2           31.6           19.0           16.1             2.9
MEDIAN                                      19.8           20.1           16.3           14.0             1.6
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P.            15.3 X         15.1 X         16.0 X         13.6 X           3.8 x
---------------------------------------------------------------------------------------------------------------


PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
--------------------------------------------------------------------------------

MULTIPLES                                              Multiple of Adjusted Market Value
                                              -----------------------------------------------------
                                               High            Low           Mean           Median
                                              -----------------------------------------------------
Revenue                                         2.54          0.41           0.96            0.65
EBITDA                                           9.3           4.7            6.8             5.9
EBIT                                            13.9          10.0           11.6            11.6
Net Income(1)                                   42.2          13.0           22.5            19.8
Tangible Book Value(1)                           2.9           1.1            1.8             1.6

PROJECTED
1997 Net Income(1)                              19.0           8.3           15.0            16.3
1998 Net Income(1)                              16.1           8.9           13.0            14.0


VALUATION


                                          Indicative Equity Value/Price Per Unit of The Partnership(3)
                                         ------------------------------------------------------------
LTM                   The Partnership        High            Low           Mean           Median
                      ---------------    -------------       --------      ---------      ---------
Revenue                   $257,373            $592,938        $46,069       $186,394       $106,964
 Price Per Unit                               $  55.41        $  4.31       $  17.42       $  10.00
EBITDA                    $35,581             $272,739       $108,961       $182,178       $149,275
 Price Per Unit                               $  25.49       $  10.18       $  17.03       $  13.95
EBIT                      $19,661             $212,798       $137,318       $168,702       $167,478
 Price Per Unit                               $  19.89       $  12.83       $  15.77       $  15.65
Net Income(1)              $8,840             $373,499       $115,295       $198,504       $174,867
 Price Per Unit                               $  34.91       $  10.77       $  18.55       $  16.34
Tangible Book Value(1)    $35,816             $103,920       $ 39,515       $ 64,517       $ 57,316
 Price Per Unit                               $   9.71       $   3.69       $   6.03       $   5.36


PROJECTED(4)
1997 Net Income(1)        $8,359              $158,686        $68,963       $125,044       $135,929
 Price Per Unit                                 $14.83          $6.44         $11.69         $12.70
1998 Net Income(1)        $10,475             $168,153        $93,478       $135,756       $146,373
 Price Per Unit                                 $15.71          $8.74         $12.69         $13.68


NET DEBT(2)   $59,885


(1)Multiples of Market Value.
(2)Short Term Debt and Long Term Debt (including capitalized lease obligations and minority interest minus cash and cash equivalents).
(3)Implied price per unit after giving effect to General Partner ownership interest.
(4)Projected net income provided by management of the Partnership.

VALUATION METHODS
--------------------------------------------------------------------------------


FAMILY DINING GROUP


BUFFETS, INC. develops, owns, franchises and operates buffet restaurants. The restaurants offer a variety of fare, including soups, salads, entrees, vegetables, nonalcoholic beverages and desserts for a fixed price. The Company operates approximately 355 restaurants in approximately 24 states under the names Old Country Buffet, Hometown Buffet and Roadhouse Grill and franchises 24 restaurants in 10 states.

CRACKER BARREL OLD COUNTRY STORE, INC. owns and operates approximately 298 country store restaurants located throughout the United States. The restaurants are located along interstate highways and serve breakfast, lunch and dinner, featuring home style country cooking. In 1996, 22.2% of revenues were generated by the Company's retail operations.

FLAGSTAR COMPANIES, INC. owns and operates approximately 1,600 Denny's, 241 El Pollo Loco, 466 Coco's, 160 Carrows and 199 Quincy's Family Steakhouse brands and is a franchisee of 580 Hardee's units. In July 1997, Flagstar filed for Chapter 11 bankruptcy protection.

LUBY'S CAFETERIAS, INC. owns and operates approximately 229 cafeterias in Texas, Arizona, Oklahoma, Tennessee, Florida, New Mexico, Arkansas, Missouri, Louisiana, Mississippi and Kansas. The restaurants, located primarily in shopping malls, are open for lunch and dinner and cater to shoppers, office workers and families.

MORRISON RESTAURANTS, INC., formerly Morrison Fresh Cooking, Inc., owns and operates cafeterias, buffets and mall food court locations in the Southeastern and mid-Atlantic regions of the United States. As of June 1, 1996, the Company operated approximately

VALUATION METHODS
--------------------------------------------------------------------------------


155 units, consisting of approximately 133 traditional cafeterias, 9 small cafeterias, 10 mall food court units and 3 buffets located in 13 states.


PICCADILLY CAFETERIAS, INC. operates a chain of approximately 130 cafeterias in 17 states. As of June 1996, 58 were located in suburban malls, 22 were located in suburban strip centers and 50 were located in free-standing suburban locations. The Company also operates seven Ralph & Kacoo's seafood restaurants in Alabama, Louisiana and Mississippi.


RYAN'S FAMILY STEAK HOUSES, INC. owns and operates approximately 258 and franchises 26 Ryan's restaurants. The Company's restaurants feature "Steaks, Buffet & Bakery" and provide family-style dining at affordable prices.

PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
--------------------------------------------------------------------------------

                                     SHARE              YEAR                                                ADJUSTED
     COMPANY /                       PRICE        ------------------     SHARES       MARKET       NET       MARKET
 LATEST FINANCIALS         TICKER    9/9/97         HIGH      LOW        OUTST.(1)    VALUE       DEBT(2)    VALUE(3)     REVENUE
-----------------------   -------  ----------     --------  --------    ----------  ----------  ----------  ---------    ---------
Bob Evans Farms, Inc.      BOBE     18  7/16      18  1/2    12  1/8      42,953     $791,937     $49,732    $841,669      $831,140

               7/25/97

Buffets, Inc.              BOCB     11  5/8       15  3/4     6  3/8      45,350     $527,190     $18,163    $545,353      $781,993

               7/16/97

Cracker Barrel Old
 Country Store, Inc.       CBRL     33            33  1/8    19  5/8      63,883   $2,108,125     $32,784  $2,140,909    $1,084,031

                5/2/97
DenAmerica Corp.            DEN      2  1/16       5  1/4     1  5/8      13,438      $27,715    $101,800    $129,515      $314,606

                7/2/97

Flagstar Companies         FLST         13/32      2  3/4        1/4      42,435      $17,239    $684,010    $701,249    $2,700,510

                7/2/97

Frisch's Restaurants,
 Inc.                       FRS     13  15/16     17  3/8    12  17/64     6,005      $83,700     $25,894    $109,593      $165,931

                6/1/97

IHOP Corp.                 IHOP     36  3/4       37  3/8    19  1/4      10,096     $371,015    $144,790    $515,805      $203,354

               6/30/97

Luby's Cafeterias,
 Inc.                       LUB     19  3/4       24  3/8    17  5/8      23,284     $459,862     $83,234    $543,096      $484,571
               5/31/97

Morrison Restaurants,
 Inc.                       MRN      4  3/8        6          4  1/16      9,249      $40,463      $5,287     $45,750      $249,637

               5/31/97


Piccadilly Cafeterias,
 Inc.                       PIC     13  3/4       14  1/4     8  1/8      10,581     $145,487     $31,740    $177,227      $304,838

               6/30/97

Ryan's Family Steak
 Houses, Inc.              RYAN      9  1/16       9  9/16    6  5/8      47,898     $434,072    $132,548    $566,620      $590,847

                7/2/97

Shoney's, Inc.              SHN      5  9/16       9  7/8     4  3/8      48,568     $270,160    $493,483    $763,643    $1,200,552

               5/11/97

VICORP Restaurants         VRES     15  1/4       16  3/4    11            9,120     $139,077     $21,166    $160,243      $331,092

               4/30/97

PERKINS FAMILY
 RESTAURANTS, L.P. (6)      PFR      12 15/16     14  7/8    10  3/16    $10,487     $135,662     $59,885    $195,567      $257,373


                                        LATEST TWELVE MONTHS(4)                                   E.P.S.
                         -------------------------------------------------------    ---------------------------------
                                                                      TANGIBLE
     COMPANY /                                            NET           BOOK                    1997 CAL    1998 CAL
 LATEST FINANCIALS        EBITDA          EBIT          INCOME         VALUE          LTM       EST.(5)      EST.(5)
-----------------------  ---------      --------       --------      ----------     --------   ---------    ---------
Bob Evans Farms, Inc.     $90,927        $60,686        $37,536       $418,732       $0.90      $0.99         $1.19

               7/25/97

Buffets, Inc.             $75,548        $36,449        $17,625       $246,213       $0.40      $0.67         $0.82

               7/16/97

Cracker Barrel Old
 Country Store, Inc.     $166,671       $131,049        $81,951       $626,117       $1.33      $1.51         $1.74

                5/2/97
DenAmerica Corp.          $22,042        $12,779           $656       ($50,419)      $0.07      $0.25         $0.20
                7/2/97

Flagstar Companies       $293,411       $147,605      ($117,433)   ($1,550,099)     ($3.10)    ($2.30)       ($2.15)
                7/2/97

Frisch's Restaurants,
 Inc.                     $19,187         $8,701         $4,227        $63,927       $0.59         NA            NA
                6/1/97

IHOP Corp.                $55,176        $45,854        $19,761       $127,870       $2.06      $2.26         $2.63
               6/30/97

Luby's Cafeterias,
 Inc.                     $79,114        $59,715        $36,510       $221,199       $1.55      $1.54            NA
               5/31/97

Morrison Restaurants,
 Inc.                     $14,439         $4,489         $2,732        $39,944       $0.30      $0.34         $0.38
               5/31/97

Piccadilly Cafeterias,
 Inc.                     $29,975        $17,859         $9,390        $77,604       $0.89      $0.89         $1.11
               6/30/97

Ryan's Family Steak
 Houses, Inc.             $94,850        $67,524        $39,194       $302,008       $0.80      $0.83         $0.94
                7/2/97

Shoney's, Inc.           $129,850        $76,135        $20,715       ($65,440)      $0.47      $0.44         $0.62
               5/11/97

VICORP Restaurants        $33,768        $13,489         $7,039       $126,057       $0.77      $0.80         $0.95
               4/30/97

PERKINS FAMILY
 RESTAURANTS, L.P. (6)    $35,581        $19,661         $8,840        $35,816       $0.86      $0.81         $0.95
               6/30/97


(1) Shares outstanding includes in-the-money options using the treasury stock method.

(2) Short-term debt, long-term debt (including capitalized lease obligations), and preferred stock minus cash and marketable securities.

(3)  Market value of equity plus net debt.

(4)  Income statement data excludes extraordinary and nonrecurring items.

(5) Mean estimates obtained from First Call. Perkins 1997 estimate from internal projections and 1998 estimate from Value Line (pro forma for C Corporation income tax). Flagstar estimates from IBES. DenAmerica 1998 estimate from Fahnestock & Company. VICORP 1998 estimate from Value Line. Morrison estimates from BT Alex. Brown.

(6)  Pro forma for corporate income taxes at 40%.

PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

                                                                          RATIOS                                GROWTH
                                            ---------------------------------------------------------    ----------------------
                                                                      NET       RETURN ON    NET DEBT    REVENUE     NET INCOME
         COMPANY                            EBITDA       EBIT        INCOME      LATEST      TO TOTAL    4 - YEAR     4 - YEAR
          NAME                              MARGIN      MARGIN       MARGIN      EQUITY      CAPITAL      CAGR          CAGR
--------------------------------------      ------      ------       ------     --------     --------    --------    ----------

Bob Evans Farms, Inc.                       10.9%         7.3%        4.5%         8.7%       10.4%         5.9%       -4.3%

Buffets, Inc.                                9.7%         4.7%        2.3%         7.0%        6.7%        30.2%        9.5%

Cracker Barrel Old Country Store, Inc.      15.4%        12.1%        7.6%        13.1%        5.0%        21.3%       12.6%

DenAmerica Corp.                             7.0%         4.1%        0.2%           NM       82.7%        71.8%          NM

Flagstar Companies                          10.9%         5.5%          NM           NM          NM         1.0%          NM

Frisch's Restaurants, Inc.                  11.6%         5.2%        2.5%         6.5%       28.6%         2.7%       -5.9%

IHOP Corp.                                  27.1%        22.5%        9.7%        14.1%       50.7%        12.6%       10.9%

Luby's Cafeterias, Inc.                     16.3%        12.3%        7.5%        16.5%       27.3%         6.8%        4.7%

Morrison Restaurants, Inc.                   5.8%         1.8%        1.1%         6.8%       11.7%        -3.8%      -24.1%

Piccadilly Cafeterias, Inc.                  9.8%         5.9%        3.1%        12.1%       29.0%         2.9%       18.1%

Ryan's Family Steak Houses, Inc.            16.1%        11.4%        6.6%        13.0%       30.5%        12.8%        6.7%

Shoney's, Inc.                              10.8%         6.3%        1.7%           NM          NM         2.8%          NM

VICORP Restaurants                          10.2%         4.1%        2.1%         5.6%       14.4%        -4.8%      -35.4%

-----------------------------------
COMBINED:
-------------------------------------------------------------------------------------------------------------------------------
Low                                          5.8%         1.8%        0.2%         5.6%        5.0%        -4.8%      -35.4%

Mean                                        12.4%         7.9%        4.1%        10.3%       27.0%        12.5%       -0.7%

High                                        27.1%        22.5%        9.7%        16.5%       82.7%        71.8%       18.1%

Median                                      10.9%         5.9%        2.8%        10.4%       27.3%         5.9%        5.7%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P.            13.8%         7.6%        3.4%        11.5%       49.5%         5.9%        2.4%
-------------------------------------------------------------------------------------------------------------------------------



                                          MULTIPLE OF ADJ. MARKET VALUE                       MULTIPLE OF MARKET VALUE
                                          -------------------------------      -----------------------------------------------------

                                                                                                                            TANGIBLE
      COMPANY                                                                   NET         LTM       1997 CAL    1998 CAL    BOOK
        NAME                              REVENUE       EBITDA      EBIT       INCOME        EPS         EPS         EPS     VALUE
--------------------------------------    --------     -------    -------     --------     -------    --------    --------   -------

Bob Evans Farms, Inc.                     1.01  x      9.3  x    13.9  x      21.1  x     20.5  x      18.6  x    15.5  x    1.9  x

Buffets, Inc.                             0.70  x      7.2  x    15.0  x      29.9  x     29.1  x      17.4  x    14.2  x    2.1  x

Cracker Barrel Old Country Store, Inc.    1.97  x     12.8  x    16.3  x      25.7  x     24.8  x      21.8  x    19.0  x    3.4  x

DenAmerica Corp.                          0.41  x      5.9  x    10.1  x      42.2  x     31.6  x      8.3  x     10.3  x     NM  x

Flagstar Companies                        0.26  x      2.4  x     4.8  x        NM  x       NM  x        NM  x      NM  x     NM  x

Frisch's Restaurants, Inc.                0.66  x      5.7  x    12.6  x      19.8  x     23.6  x        NA  x      NA  x    1.3  x

IHOP Corp.                                2.54  x      9.3  x    11.2  x      18.8  x     17.8  x      16.3  x    14.0  x    2.9  x

Luby's Cafeterias, Inc.                   1.12  x      6.9  x     9.1  x      12.6  x     12.7  x      12.8  x      NA  x    2.1  x

Morrison Restaurants, Inc.                0.18  x      3.2  x    10.2  x      14.8  x     14.6  x      12.9  x    11.5  x    1.0  x

Piccadilly Cafeterias, Inc.               0.58  x      5.9  x     9.9  x      15.5  x     15.4  x      15.4  x    12.4  x    1.9  x

Ryan's Family Steak Houses, Inc.          0.96  x      6.0  x     8.4  x      11.1  x     11.4  x      10.9  x     9.6  x    1.4  x

Shoney's, Inc.                            0.64  x      5.9  x    10.0  x      13.0  x     11.8  x      12.7  x     8.9  x     NM  x

VICORP Restaurants                        0.48  x      4.7  x    11.9  x      19.8  x     19.8  x      19.0  x    16.1  x    1.1  x

-----------------------------------
COMBINED:
------------------------------------------------------------------------------------------------------------------------------------
Low                                       0.18  x      2.4  x     4.8   x     11.1  x     11.4  x      8.3  x      8.9  x    1.1  x

Mean                                      0.89         6.6        11.0        20.4        19.4        15.1        13.2       1.9

High                                      2.54        12.8        16.3        42.2        31.6        21.8        19.0       3.4

Median                                    0.66         5.9        10.2        19.3        18.8        15.4        13.2       1.9
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PERKINS FAMILY RESTAURANTS, L.P.          0.76 x       5.5  x    9.9  x      15.3  x     15.1  x      16.0  x     13.6  x    3.8  x
------------------------------------------------------------------------------------------------------------------------------------



NA - Not Available

NM - Not Meaningful

PROJECT FRENCH TOAST                               MORGAN KEEGAN & COMPANY, INC.
COMPARABLE COMPANY ANALYSIS                        INVESTMENT BANKING DEPARTMENT
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE)
--------------------------------------------------------------------------------

MULTIPLES                                               Multiple of Adjusted Market Value
                                                  ----------------------------------------------
                                                  High           Low          Mean        Median
                                                  ----------------------------------------------
Revenue                                           2.54          0.18          0.89          0.66
EBITDA                                            12.8           2.4           6.6           5.9
EBIT                                              16.3           4.8          11.0          10.2
Net Income(1)                                     42.2          11.1          20.4          19.3
Tangible Book Value(1)                             3.4           1.0           1.9           1.9

PROJECTED
1997 Net Income(1)                                21.8           8.3          15.1          15.4
1998 Net Income(1)                                19.1           8.9          13.2          13.2


VALUATION
                                                         Indicative Equity Value/Price
                                                         Per Unit of The Partnership(3)
                               ---------------    ----------------------------------------------
LTM                            The Partnership      High          Low         Mean       Median
                               ---------------    ----------------------------------------------
Revenue                           $257,373        $592,938     ($12,717)    $168,143     $110,103
  Price Per Unit                                    $55.41       ($1.19)      $15.71       $10.29
EBITDA                             $35,581        $397,157      $25,153     $173,286     $150,487
  Price Per Unit                                    $37.12        $2.35       $16.19       $14.06
EBIT                               $19,661        $261,311      $33,521     $157,005     $140,492
  Price Per Unit                                    $24.42        $3.13       $14.67       $13.13
Net Income(1)                       $8,840        $373,499      $97,907     $180,002     $170,324
  Price Per Unit                                    $34.91        $9.15       $16.82       $15.92
Tangible Book Value(1)             $35,816        $120,592      $36,281      $68,471      $67,442
  Price Per Unit                                    $11.27        $3.39        $6.40        $6.30

PROJECTED(4)
1997 Net Income(1)                  $8,359        $182,282     $68,963     $126,136     $129,145
  Price Per Unit                                    $17.04       $6.44       $11.79       $12,07
1998 Net Income(1)                 $10,475        $199,047     $93,478     $137,768     $138,066
  Price Per Unit                                    $18.60       $8.74       $12.88       $12.90

NET DEBT(2)            $59,885

(1) Multiples of Market Value.

(2) Short Term Debt and Long Term Debt (including capitalized lease obligations and minority interest minus cash and cash equivalents).

(3) Implied price per unit after giving effect to General Partner ownership interest.

(4) Projected net income provided by management of the Partnership.

VALUATION METHODS
--------------------------------------------------------------------------------


COMPARABLE COMPANY ANALYSIS


CONCLUSION

- Morgan Keegan determined the market value and the adjusted market value of each comparable company and calculated trading multiples based on revenue, EBITDA, EBIT, net income and tangible book value.

- No comparable company was deemed identical to the Partnership. Therefore, the trading multiples of the respective groups were deemed more meaningful than the multiples of any particular company.

- Excluding tangible book value multiples, implied range of $10.00 to $16.34 per unit based on the Peer Group.

- Excluding tangible book value multiples, implied range of $10.29 to $15.96 per unit based on the Family Dining Group.

VALUATION METHODS
--------------------------------------------------------------------------------


PREMIUM ANALYSIS


OVERVIEW

- Analyzed the premiums paid by controlling persons in acquisitions of noncontrol positions.

- Analyzed the premiums paid for mergers and acquisitions of publicly traded companies with transaction values between $50 and $200 million.

- Analyzed the premiums paid over the target's stock price one day, one week and one month prior to the announcement date.

- Compared these premiums to the premium offered pursuant to the transaction.

- Derived an implied price per unit based on the median premiums paid in these transactions.

PREMIUM ANALYSIS

PROJECT FRENCH TOAST
Valuation Matrix


                                                PREMIUM OVER CLOSING PRICE

ORIGINAL TRANSACTION ($13.00 PER UNIT)        1 DAY       1 WEEK      1 MONTH
                                             --------------------------------
                                              19.5%        17.5%       22.4%
Partnership Closing Stock Price              $ 10.88      $ 11.06     $ 10.63

                                                PREMIUM OVER CLOSING PRICE

PROPOSED TRANSACTION ($13.50 PER UNIT)        1 DAY       1 WEEK      1 MONTH
                                             --------------------------------
                                              24.1%        22.0%       27.1%
Partnership Closing Stock Price              $ 10.88      $ 11.06     $ 10.63

                                                PREMIUM OVER CLOSING PRICE

PROPOSED TRANSACTION ($14.00 PER UNIT)        1 DAY       1 WEEK      1 MONTH
                                             --------------------------------
                                              28.7%         26.6%       31.8%
Partnership Closing Stock Price              $ 10.88      $ 11.06     $ 10.63


ALL ACQUISITIONS BY CONTROLLING PERSONS OF NONCONTROL POSITIONS SINCE 1/1/92


                                  MEDIAN      17.3%         19.1%       21.0%

Implied Price per Unit                       $ 12.76      $ 13.18     $ 12.85


ALL COMPLETED TRANSACTIONS BETWEEN $50 AND $200 MILLION SINCE 1/1/96


                                  MEDIAN      23.1%         29.9%       31.9%

Implied Price per Unit                       $ 13.38      $ 14.37     $ 14.02


ALL COMPLETED TRANSACTIONS SINCE 1/1/96 (CASH CONSIDERATION)


                                  MEDIAN      26.1%         31.8%       31.8%

Implied Price per Unit                       $ 13.71      $ 14.58     $ 14.01


------------------------------------------------------------------------------
MORGAN KEEGAN & COMPANY, INC.

PROJECT FRENCH TOAST

PREMIUM ANALYSIS OF ALL ACQUISITIONS BY CONTROLLING PERSONS OF NONCONTROL POSITIONS
-------------------------------------------------------------------------------


  DATE                                                                                                                 OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                                  DEAL VALUE (MIL)1   PRICE/SHARE
-----------------------------------------------------------------------------------------------------------------------------
 09/05/97     Investor Group                     DavCo Restaurants, Inc.                         $148.0             $20.00
 09/04/97     Investor Group                     Cinergi Pictures Entertainment                    14.8               2.30
 08/29/97     Rexel SA(Pinault-Printemps)        Rexel Inc                                        250.8              19.50
 07/09/97     Investor Group                     Seaman Furniture Co                               31.6              25.05
 06/26/97     Rhone-Poulenc SA(France)           Rhone-Poulenc Rorer Inc                        4,464.1              97.00
 06/20/97     Waste Management Inc               Wheelabrator Technologies Inc                    774.7              15.00
 06/13/97     Hilton Hotels Corp                 Bally's Grand Inc                                 42.6              52.75
 06/02/97     Anthem Inc                         Acordia Inc(Anthem Inc)                          172.7              40.00
 05/22/97     Texas Industries Inc               Chaparral Steel Co                                72.8              15.50
 05/14/97     Enron Corp                         Enron Global Power & Pipelines                   443.5              35.00
 05/05/97     St Joe Paper Co                    Florida East Coast Inds Inc                      428.4             102.00
 04/16/97     Harcourt General Inc               Steck-Vaughn Publishing Corp                      37.9              14.00
 02/25/97     Petrofina SA                       Fina Inc                                         257.0              60.00
 02/04/97     Abaco Grupo Finaciero              Rodman & Renshaw Capital Group                     0.6               0.30
 01/28/97     Monsanto Co                        Calgene Inc(Monsanto Co)                         242.6               8.00
 01/21/97     Mafco Holdings Inc                 Mafco Consolidated Grp(Mafco)                    116.8              33.50
 01/13/97     Zurich Versicherungs GmbH          Zurich Reinsurance Centre                        319.0              36.00
 01/06/97     Investor Group                     Flagstar Cos Inc                                   0.2               0.05
 12/18/96     Regal Hotel Management Inc         Aircoa Hotel Partners LP                           5.9              20.00
 12/06/96     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)                        46.0               7.75
 11/27/96     JW Childs Equity Partners LP       Central Tractor Farm & Country                    56.7              14.25
 11/20/96     Andrews Group Inc                  Toy Biz Inc                                      208.2              22.50
 11/06/96     Ansaldo Transporti SpA             Union Switch & Signal Inc                         27.1               7.25
 10/10/96     Renco Group Inc                    WCI Steel Inc(Renco Group Inc)                    56.5              10.00
 10/03/96     Electromagnetic Sciences Inc       LXE                                               14.8              13.13
 09/26/96     National Patent Development        General Physics Corp                              26.1               5.10
 09/09/96     Highwoods Properties Inc           Crocker Realty Trust Inc                          76.1              11.88
 08/26/96     Conseco Inc                        Bankers Life Holding(Conseco)                    120.8              25.00
 08/08/96     Chemed Corp                        Roto-Rooter Inc(Chemed Corp)                      93.6              41.00
 07/26/96     John Wood Group PLC                ERC Industries Inc(John Wood)                      1.5               1.30
 07/03/96     Gold Kist Inc                      Golden Poultry Co Inc                             52.1              14.25
 06/21/96     Seaboard Acquisition Partners      Seaboard Oil Co                                    4.2               9.75
 06/03/96     Investor                           Sequa Corp                                         2.5              42.00
 05/27/96     Novartis AG                        SyStemix Inc(Novartis AG)                        107.6              19.50
 03/29/96     Equity Holdings                    Great American Mgmt & Invt Inc                    63.3              50.00
 03/29/96     Hollywood Casino Corp              Pratt Hotel Corp                                   3.3               3.25
 02/05/96     Advanced NMR Systems               Advanced Mammography Systems                       7.1               2.76
 02/05/96     CUS Acquisition Inc                Customedix Corp                                    3.6               2.38
 01/11/96     Investor Group                     Zurich Reinsurance Centre                         62.3              30.50
 12/28/95     Investor                           Sportmart                                          1.9               3.47
 12/15/95     V'Power Corp                       Vector Aeromotive Corp                             4.5               0.45
 11/09/95     GH Wood & Wyant Inc                Hosposable Products Inc                            0.2               8.00
 11/08/95     Harcourt General Inc               Neiman-Marcus Group Inc                           15.6              18.75
 11/06/95     Investor Group                     NPC International Inc                             82.1               9.00




                                                                                                      PREMIUM
                                                                                    ------------------------------------------
                                                                                        1 DAY          1 WEEK        4 WEEKS

 DATE                                                                                PRIOR TO        PRIOR TO        PRIOR TO

ANNOUNCED     ACQUIROR NAME                      TARGET NAME                        ANN. DATE       ANN. DATE       ANN. DATE
------------------------------------------------------------------------------------------------------------------------------
 09/05/97     Investor Group                     DavCo Restaurants, Inc.              49.5  %           49.5  %        53.8  %
 09/04/97     Investor Group                     Cinergi Pictures Entertainment       26.9              24.7           56.6
 08/29/97     Rexel SA(Pinault-Printemps)        Rexel Inc                             3.3               9.5            5.4
 07/09/97     Investor Group                     Seaman Furniture Co                  21.5              25.3           21.5
 06/26/97     Rhone-Poulenc SA(France)           Rhone-Poulenc Rorer Inc              22.1              22.8           29.3
 06/20/97     Waste Management Inc               Wheelabrator Technologies Inc        15.4              16.5           18.8
 06/13/97     Hilton Hotels Corp                 Bally's Grand Inc                    27.9              29.8           31.1
 06/02/97     Anthem Inc                         Acordia Inc(Anthem Inc)              12.7              11.5           26.0
 05/22/97     Texas Industries Inc               Chaparral Steel Co                   20.4              25.3           29.2
 05/14/97     Enron Corp                         Enron Global Power & Pipelines       15.7              17.6           23.9
 05/05/97     St Joe Paper Co                    Florida East Coast Inds Inc          14.9              16.6            9.7
 04/16/97     Harcourt General Inc               Steck-Vaughn Publishing Corp         24.4              24.4           15.5
 02/25/97     Petrofina SA                       Fina Inc                             19.7              18.5           21.5
 02/04/97     Abaco Grupo Finaciero              Rodman & Renshaw Capital Group      (76.0)            (73.3)         (73.3)
 01/28/97     Monsanto Co                        Calgene Inc(Monsanto Co)             62.0              60.0           60.0
 01/21/97     Mafco Holdings Inc                 Mafco Consolidated Grp(Mafco)        23.5              23.5           27.6
 01/13/97     Zurich Versicherungs GmbH          Zurich Reinsurance Centre            17.1              18.5           11.6
 01/06/97     Investor Group                     Flagstar Cos Inc                    (95.7)            (95.0)         (95.9)
 12/18/96     Regal Hotel Management Inc         Aircoa Hotel Partners LP           1233.3            1233.3         1233.3
 12/06/96     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)           19.2              67.6           55.0
 11/27/96     JW Childs Equity Partners LP       Central Tractor Farm & Country       17.5              17.5           18.8
 11/20/96     Andrews Group Inc                  Toy Biz Inc                          29.5              25.9           20.0
 11/06/96     Ansaldo Transporti SpA             Union Switch & Signal Inc             3.6               3.6            0.0
 10/10/96     Renco Group Inc                    WCI Steel Inc(Renco Group Inc)       17.6              29.0           77.8
 10/03/96     Electromagnetic Sciences Inc       LXE                                  22.1              14.1           19.3
 09/26/96     National Patent Development        General Physics Corp                 16.6              31.6           36.0
 09/09/96     Highwoods Properties Inc           Crocker Realty Trust Inc             18.8              20.3           21.8
 08/26/96     Conseco Inc                        Bankers Life Holding(Conseco)        14.9              10.5           11.7
 08/08/96     Chemed Corp                        Roto-Rooter Inc(Chemed Corp)         12.3              12.3           11.2
 07/26/96     John Wood Group PLC                ERC Industries Inc(John Wood)        30.0               0.2           43.4
 07/03/96     Gold Kist Inc                      Golden Poultry Co Inc                52.0              50.0           39.0
 06/21/96     Seaboard Acquisition Partners      Seaboard Oil Co                      11.4              11.4           39.3
 06/03/96     Investor                           Sequa Corp                            2.8              14.3           18.3
 05/27/96     Novartis AG                        SyStemix Inc(Novartis AG)             4.7              69.6           59.2
 03/29/96     Equity Holdings                    Great American Mgmt & Invt Inc        2.6               4.2            3.6
 03/29/96     Hollywood Casino Corp              Pratt Hotel Corp                     36.8              36.8           23.8
 02/05/96     Advanced NMR Systems               Advanced Mammography Systems          5.1              63.6           47.2
 02/05/96     CUS Acquisition Inc                Customedix Corp                      22.6              26.7            5.6
 01/11/96     Investor Group                     Zurich Reinsurance Centre             1.2               0.8            4.3
 12/28/95     Investor                           Sportmart                             6.8              (4.3)         (29.7)
 12/15/95     V'Power Corp                       Vector Aeromotive Corp              (52.0)            (48.6)         (44.6)
 11/09/95     GH Wood & Wyant Inc                Hosposable Products Inc              (8.6)             (8.6)           0.0
 11/08/95     Harcourt General Inc               Neiman-Marcus Group Inc               0.0               7.1            1.4
 11/06/95     Investor Group                     NPC International Inc                44.0              44.0           33.3




  DATE                                                                                                               OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                                 DEAL VALUE (MIL)1  PRICE/SHARE
---------------------------------------------------------------------------------------------------------------------------
 10/25/95     Pubco Corp                         Bobbie Brooks Inc(Pubco Corp)                    $0.5               $0.96
 09/26/95     SCOR                               SCOR US Corp(SCOR SA)                            55.4               15.25
 09/25/95     Forum Group Inc                    Forum Retirement Partners LP                      7.4                2.83
 08/30/95     Investor Group                     Syms Corp                                        27.9                8.75
 08/25/95     Berkshire Hathaway Inc             GEICO Corp(Berkshire Hathaway)                2,347.0               70.00
 07/14/95     COBE Laboratories(Gambro AB)       REN Corp-USA(COBE Labs Inc)                     177.7               20.00
 07/06/95     Grand Casinos Inc                  Grand Gaming Corp                                36.5                5.06
 05/26/95     Conseco Inc                        Bankers Life Holding(Conseco)                   198.0               20.63
 05/19/95     BIC SA                             Bic Corp(BIC SA)                                212.6               40.50
 05/16/95     Danaher Corp                       Total Containment(Group Treco)                   21.4               10.50
 04/10/95     Investor Group                     Continental Mtg & Equity Trust                    0.1               14.50
 04/07/95     McCaw Cellular Commun(AT&T)        LIN Bdcstg(McCaw Cellular)                    3,323.4              129.90
 04/05/95     Club Mediterranee SA               Club Med Inc                                    153.4               32.00
 03/27/95     Terra Industries Inc               Terra Nitrogen Co LP                            229.1               30.00
 03/15/95     LinPac Mouldings Ltd               Ropak Corp                                       23.4               11.00
 02/27/95     Conseco Inc                        Bankers Life Holding(Conseco)                   458.5               22.00
 02/15/95     Genzyme Corp                       IG Laboratories Inc                              21.4                7.00
 02/07/95     WMX Technologies Inc               Rust International Inc                           50.5               16.35
 01/31/95     Sandoz AG                          SyStemix Inc(Sandoz AG)                          80.0               69.54
 01/17/95     LinPac Mouldings Ltd               Ropak Corp                                        3.1               11.00
 01/10/95     Investor Group                     Forum Group Inc                                   9.4                7.13
 12/28/94     Fleet Financial Group Inc,MA       Fleet Mortgage Group Inc                        188.1               20.00
 11/02/94     PacifiCorp                         Pacific Telecom(PacifiCorp)                     159.0               30.00
 10/31/94     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)                        4.5                4.50
 10/18/94     Investor Group                     Katy Industries Inc                               2.4               24.00
 09/13/94     Investor Group                     LDB Corp                                          4.3                7.50
 09/08/94     GTE Corp                           Contel Cellular Inc(Contel)                     254.3               25.50
 08/24/94     Dole Food Co Inc                   Castle & Cooke Homes Inc                         81.5               15.75
 07/28/94     WMX Technologies Inc               Chemical Waste Management Inc                   397.4                8.85
 07/22/94     Agri International Inc             Golden Poultry Co Inc                             3.3                6.50
 06/30/94     Parkway Co                         EB Inc(Parkway Co)                               12.5               17.66
 06/09/94     Investor Group                     S & M Co                                          0.9                1.43
 06/06/94     Ogden Corp                         Ogden Projects Inc(Ogden Corp)                  110.3               18.38
 05/05/94     Wassall PLC                        General Cable(Cie Gen de Eaux)                   35.9                6.00
 04/28/94     Investor Group                     Enquirer/Star Group Inc                         315.0               17.50
 04/26/94     Burlington Resources Inc           Diamond Shamrock Offshore                        42.6                4.48
 04/08/94     Gruma Corp(Gruma SA de CV)         Candy's Tortilla Factory                          3.9                3.68
 04/08/94     Investor Group                     Data Transmission Network Corp                    0.9               26.50
 04/01/94     Intertape Polymer Group Inc        International Container Sys                       1.1                2.64
 03/25/94     Investor Group                     Sandata Inc                                       0.8                2.52
 03/23/94     Adia SA                            Adia Services Inc(Adia SA)                       35.8               15.00
 01/07/94     Holderbank Financiere Glarus       Holnam Inc(Holdernam Inc)                        51.7                7.65
 01/06/94     Healthdyne Inc                     Home Nutritional Services Inc                    12.0                5.60
 12/17/93     Fine Fragrances Distn Inc          Alfin Inc(Fine Fragrances Dst)                    1.3                1.15


                                                                                               PREMIUM
                                                                               --------------------------------------------

                                                                                   1 DAY           1 WEEK         4 WEEKS

  DATE                                                                            PRIOR TO        PRIOR TO       PRIOR TO

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                     ANN. DATE       ANN. DATE       ANN. DATE
------------------------------------------------------------------------------------------------------------------------------
 10/25/95     Pubco Corp                         Bobbie Brooks Inc(Pubco Corp)       (14.7)  %       (14.7)  %       (26.9)  %
 09/26/95     SCOR                               SCOR US Corp(SCOR SA)                37.1            35.6            38.6
 09/25/95     Forum Group Inc                    Forum Retirement Partners LP         41.5            50.9            41.5
 08/30/95     Investor Group                     Syms Corp                            11.1             9.4            25.0
 08/25/95     Berkshire Hathaway Inc             GEICO Corp(Berkshire Hathaway)       25.6            23.1            25.3
 07/14/95     COBE Laboratories(Gambro AB)       REN Corp-USA(COBE Labs Inc)          27.0            20.3            26.0
 07/06/95     Grand Casinos Inc                  Grand Gaming Corp                    34.9            34.9            55.7
 05/26/95     Conseco Inc                        Bankers Life Holding(Conseco)        11.5            13.8            (0.6)
 05/19/95     BIC SA                             Bic Corp(BIC SA)                     13.3            12.5            28.6
 05/16/95     Danaher Corp                       Total Containment(Group Treco)       52.7            55.6            50.0
 04/10/95     Investor Group                     Continental Mtg & Equity Trust       (3.3)           (3.3)           (3.3)
 04/07/95     McCaw Cellular Commun(AT&T)        LIN Bdcstg(McCaw Cellular)           18.2            19.7            19.7
 04/05/95     Club Mediterranee SA               Club Med Inc                         41.4            39.9            44.6
 03/27/95     Terra Industries Inc               Terra Nitrogen Co LP                  9.1            11.1             8.6
 03/15/95     LinPac Mouldings Ltd               Ropak Corp                            4.8             6.0             4.8
 02/27/95     Conseco Inc                        Bankers Life Holding(Conseco)        18.9            21.4             6.0
 02/15/95     Genzyme Corp                       IG Laboratories Inc                  43.6            86.7           143.5
 02/07/95     WMX Technologies Inc               Rust International Inc               27.0            39.1            39.1
 01/31/95     Sandoz AG                          SyStemix Inc(Sandoz AG)             334.6           315.1           303.1
 01/17/95     LinPac Mouldings Ltd               Ropak Corp                            4.8             3.5             3.5
 01/10/95     Investor Group                     Forum Group Inc                     (12.3)          (13.6)            1.8
 12/28/94     Fleet Financial Group Inc,MA       Fleet Mortgage Group Inc             19.4            18.5            18.5
 11/02/94     PacifiCorp                         Pacific Telecom(PacifiCorp)          23.7            23.7            23.7
 10/31/94     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)           (5.3)            0.0           (12.2)
 10/18/94     Investor Group                     Katy Industries Inc                 146.2           146.1           140.0
 09/13/94     Investor Group                     LDB Corp                             42.9            42.9            42.9
 09/08/94     GTE Corp                           Contel Cellular Inc(Contel)          43.7            37.8            36.0
 08/24/94     Dole Food Co Inc                   Castle & Cooke Homes Inc             35.5            41.6            55.6
 07/28/94     WMX Technologies Inc               Chemical Waste Management Inc        10.6             8.9             1.1
 07/22/94     Agri International Inc             Golden Poultry Co Inc                 0.0            15.6             8.3
 06/30/94     Parkway Co                         EB Inc(Parkway Co)                   23.9            26.1            53.6
 06/09/94     Investor Group                     S & M Co                             (4.7)           (4.7)           14.4
 06/06/94     Ogden Corp                         Ogden Projects Inc(Ogden Corp)        5.8            17.6            20.5
 05/05/94     Wassall PLC                        General Cable(Cie Gen de Eaux)       17.1            21.5            11.6
 04/28/94     Investor Group                     Enquirer/Star Group Inc              20.7            20.7             7.7
 04/26/94     Burlington Resources Inc           Diamond Shamrock Offshore            (3.1)           (0.4)            5.4
 04/08/94     Gruma Corp(Gruma SA de CV)         Candy's Tortilla Factory             78.4            84.0            73.2
 04/08/94     Investor Group                     Data Transmission Network Corp        8.7            26.2             1.9
 04/01/94     Intertape Polymer Group Inc        International Container Sys          17.1            (8.3)          (12.2)
 03/25/94     Investor Group                     Sandata Inc                          55.1            96.7            55.1
 03/23/94     Adia SA                            Adia Services Inc(Adia SA)          (43.4)          (42.3)          (37.5)
 01/07/94     Holderbank Financiere Glarus       Holnam Inc(Holdernam Inc)            13.3            15.5             7.4
 01/06/94     Healthdyne Inc                     Home Nutritional Services Inc        28.0            35.8            17.9
 12/17/93     Fine Fragrances Distn Inc          Alfin Inc(Fine Fragrances Dst)       67.3            67.3            41.5




  DATE                                                                                                              OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                               DEAL VALUE (MIL)1   PRICE/SHARE
--------------------------------------------------------------------------------------------------------------------------
 11/22/93     Mergerco Inc                       Pettibone Corp(Mergerco Inc)                         $5.2           $3.50
 11/02/93     Euronote Intl Mgmt Ltd             Dev-Tech Corp                                         1.2            0.69
 10/22/93     Manville Corp                      Riverwood International Corp                         50.0           14.70
 10/13/93     Medco Containment Services Inc     Medical Marketing Group Inc                         122.5           27.75
 09/20/93     Valley Fashions Corp               West Point-Pepperell Inc                             66.3           46.00
 07/27/93     Investor Group                     Forum Group Inc                                      23.0            3.62
 07/01/93     Quartex Corp                       CMS/DATA Corp(Quartex Corp)                          26.7            7.00
 07/01/93     Blockbuster Entertainment Corp     Spelling Entertainment Group                         36.3            7.41
 06/23/93     Comcast Corp                       Comcast Cablevision of Phila                         14.3           95.00
 06/17/93     Apache Corp                        Hadson Energy Resources Corp                         39.3           15.00
 05/24/93     USTrails Inc                       Thousand Trails Inc                                   7.1            1.55
 05/19/93     Standard Industries Inc            Wellington Leisure Prod Inc                           3.5            7.63
 03/22/93     New Marvel Holdings Inc            Marvel Entertainment Group Inc                      300.0           30.00
 02/19/93     National Mutual Insurance Co       Celina Financial Corp                                 4.1            5.80
 02/18/93     Sahara Resorts                     Sahara Casino Partners LP                            19.4            2.76
 01/15/93     Investor Group                     Atek Metals Center Inc                                5.0            3.00
 01/12/93     EW Scripps(Edward Scripps Tr)      Scripps Howard Broadcasting Co                       28.3           49.00
 01/04/93     Investor Group                     United Medical Corp                                  11.8            9.50
 12/17/92     Investor Group                     Ambulatory Medical Care Inc                           2.3            5.50
 11/13/92     Rust International Inc             Brand Cos Inc                                       185.0           18.75
 10/09/92     Dundee Bancorp International       Avalon Corp(Corona Corp)                              7.8            3.75
 08/25/92     Union Planters Corp                Bank of East Tennessee                                9.6           13.00
 08/17/92     Leucadia National Corp             PHLCORP Inc                                         139.9           25.78
 07/29/92     Investor Group                     Fretter Inc                                          14.2            4.00
 07/24/92     Reliance Group Holdings Inc        Frank B Hall & Co                                    39.4            2.97
 07/02/92     Preferred Equities Corp            Vacation Spa Resorts Inc                              1.2            0.33
 06/25/92     Katy Holdings                      Katy Industries Inc                                 111.8           25.75
 06/02/92     Investor                           Newport Electronics Inc                               1.3            4.00
 05/12/92     Valhi Inc                          NL Industries Inc                                    10.2            8.75
 04/24/92     USTrails Inc                       Thousand Trails Inc                                   3.1            1.10
 03/20/92     BLV Acquisition Corp               Belvedere Corp                                       16.9            6.30
 03/02/92     WR Grace & Co                      Grace Energy Corp                                    77.3           19.00
 02/24/92     Unocal Corp                        Unocal Exploration Corp                             117.5           11.68
 02/14/92     Nycal Corp                         Sunlite Inc(Nycal Corp)                               4.3            3.75
 02/06/92     Charter Co(American Financial)     Spelling Entertainment Inc                           43.0            7.25
 01/16/92     Genzyme Corp                       IG Laboratories Inc                                   5.0            6.76



                                                                                                   PREMIUM
                                                                                 -----------------------------------------
                                                                                    1 DAY          1 WEEK         4 WEEKS

  DATE                                                                             PRIOR TO       PRIOR TO       PRIOR TO

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                      ANN. DATE      ANN. DATE       ANN. DATE
---------------------------------------------------------------------------------------------------------------------------
 11/22/93     Mergerco Inc                       Pettibone Corp(Mergerco Inc)          3.7  %         (6.7)  %       0.0  %
 11/02/93     Euronote Intl Mgmt Ltd             Dev-Tech Corp                       (54.0)          (57.5)        (60.6)
 10/22/93     Manville Corp                      Riverwood International Corp         15.3            12.0           8.9
 10/13/93     Medco Containment Services Inc     Medical Marketing Group Inc         (17.8)           (6.3)         (5.9)
 09/20/93     Valley Fashions Corp               West Point-Pepperell Inc            (20.5)          (19.8)        (19.8)
 07/27/93     Investor Group                     Forum Group Inc                     106.9            70.4         106.9
 07/01/93     Quartex Corp                       CMS/DATA Corp(Quartex Corp)         460.0           330.8         314.8
 07/01/93     Blockbuster Entertainment Corp     Spelling Entertainment Group         14.0            23.5          37.9
 06/23/93     Comcast Corp                       Comcast Cablevision of Phila         35.7            15.9          15.9
 06/17/93     Apache Corp                        Hadson Energy Resources Corp         26.3            27.7          25.0
 05/24/93     USTrails Inc                       Thousand Trails Inc                  45.9            65.3         106.7
 05/19/93     Standard Industries Inc            Wellington Leisure Prod Inc           1.7             1.7           1.7
 03/22/93     New Marvel Holdings Inc            Marvel Entertainment Group Inc       53.8            42.9          58.9
 02/19/93     National Mutual Insurance Co       Celina Financial Corp                16.0            36.5          36.5
 02/18/93     Sahara Resorts                     Sahara Casino Partners LP            (4.0)           (8.0)          5.1
 01/15/93     Investor Group                     Atek Metals Center Inc               14.3            14.3          26.3
 01/12/93     EW Scripps(Edward Scripps Tr)      Scripps Howard Broadcasting Co       (3.9)            0.0           0.0
 01/04/93     Investor Group                     United Medical Corp                  49.0            52.0          49.0
 12/17/92     Investor Group                     Ambulatory Medical Care Inc         (12.0)          (12.0)         (8.3)
 11/13/92     Rust International Inc             Brand Cos Inc                         4.9            13.6           4.9
 10/09/92     Dundee Bancorp International       Avalon Corp(Corona Corp)             42.9            42.9          50.0
 08/25/92     Union Planters Corp                Bank of East Tennessee               20.9            20.9          36.8
 08/17/92     Leucadia National Corp             PHLCORP Inc                          12.1            15.2          28.9
 07/29/92     Investor Group                     Fretter Inc                          77.8           100.0          52.4
 07/24/92     Reliance Group Holdings Inc        Frank B Hall & Co                   (34.0)          (25.8)        (18.1)
 07/02/92     Preferred Equities Corp            Vacation Spa Resorts Inc            (34.0)          (34.0)        (34.0)
 06/25/92     Katy Holdings                      Katy Industries Inc                  53.7            51.5          46.1
 06/02/92     Investor                           Newport Electronics Inc              (5.9)           (5.9)         (5.9)
 05/12/92     Valhi Inc                          NL Industries Inc                     2.9             9.4           2.9
 04/24/92     USTrails Inc                       Thousand Trails Inc                 120.0            95.6          60.0
 03/20/92     BLV Acquisition Corp               Belvedere Corp                       44.0            57.5          40.0
 03/02/92     WR Grace & Co                      Grace Energy Corp                    24.6            21.6           7.8
 02/24/92     Unocal Corp                        Unocal Exploration Corp              18.3            18.3          22.9
 02/14/92     Nycal Corp                         Sunlite Inc(Nycal Corp)               7.1             7.1           0.0
 02/06/92     Charter Co(American Financial)     Spelling Entertainment Inc           52.6            45.0          45.0
 01/16/92     Genzyme Corp                       IG Laboratories Inc                 (52.6)          (55.7)        (47.0)



    (*)Source:  Securities Data Corporation
    (1)Deal Value represents value of portion of target acquired.

Project French Toast
Premium Analysis of All Completed Transactions Since 1/1/96 Between $50 million and $200 million


  DATE                                                                                                            OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                            DEAL VALUE (MIL)1     PRICE/SHARE
-------------------------------------------------------------------------------------------------------------------------
 06/17/97     CCL Industries Inc                 Seda Specialty Packaging Corp               $182.6              $29.00
 06/05/97     Intermedia Communications Inc      DIGEX Inc                                    171.6               13.00
 06/04/97     Electronic Arts Inc                Maxis Inc                                    127.5               11.25
 05/27/97     Columbia Natural Resources Inc     Alamco Inc                                   102.8               15.75
 04/17/97     Baker Hughes Inc                   Drilex International Inc                     120.1               17.58
 04/09/97     Public Storage Inc                 Public Storage Properties XVI                 84.2               20.01
 04/09/97     Public Storage Inc                 Public Storage Ppties XVIII                   78.6               19.55
 04/08/97     Jacor Communications Inc           Premiere Radio Networks Inc                  208.9               18.78
 03/31/97     Moore Corp Ltd                     Peak Technologies Group Inc                  169.8               18.00
 03/26/97     Deposit Guaranty                   CitiSave Finl                                 20.3               20.50
 03/25/97     IDX Systems Corp                   Phamis Inc                                   142.8               22.45
 03/21/97     Olicom A/S                         CrossComm Corp                                84.6                8.93
 03/19/97     Snyder Communications Inc          American List Corp                           117.1               26.25
 03/13/97     Fifth Third Bancorp                Suburban Bancorporation                       32.9               21.42
 03/07/97     Henry Schein Inc                   Micro Bio-Medics Inc                         136.1               17.67
 03/06/97     Fireman's Fund Insurance Co        Crop Growers Corp                             82.1               10.25
 03/03/97     Pinnacle Financial Svcs Inc        CB Bancorp                                    43.1               35.00
 02/19/97     United Bankshares Inc              First Patriot Bankshares                      35.4               17.00
 02/13/97     British Aerospace Holdings         Reflectone Inc                                41.1               24.00
 02/11/97     HBO & Co                           AMISYS Managed Care Systems                  170.6               22.00
 02/11/97     MetaTools Inc                      Fractal Design Corp                          140.2               11.24
 02/11/97     Johnson & Johnson                  Innotech Inc                                 135.6               13.75
 02/07/97     Search Financial Services Inc      MS Financial(MS Diversified)                  17.2                1.65
 01/17/97     AMF Bowling Centers                American Recreation Centers                   70.7                8.50
 01/07/97     VTEL Corp                          Compression Labs Inc                          74.3                4.66
 12/16/96     Millipore Corp                     Tylan General Inc                            147.7               16.00
 12/10/96     Autodesk Inc                       Softdesk Inc                                  91.7               14.80
 12/09/96     Central Parking Corp               Square Industries Inc                         69.3               31.00
 12/06/96     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)                    46.0                7.75
 12/05/96     Centex Corp                        Cavco Industries Inc                          76.2               26.75
 12/05/96     Public Storage Inc                 Public Storage Properties XIV                 82.4               26.00
 12/02/96     Woolworth Corp                     Eastbay Inc                                  146.0               24.00
 11/29/96     CityFront Center LLC               Chicago Dock and Canal Trust                 177.9               25.00
 11/29/96     Tyco International Ltd             ElectroStar Inc                              111.0               14.00
 11/27/96     JW Childs Equity Partners LP       Central Tractor Farm & Country                81.0               14.00
 11/27/96     Bell Industries Inc                Milgray Electronics Inc                      100.0               14.77
 11/26/96     Keystone Finl                      First Finl Corp of Wstn MD                    77.0               34.35
 11/25/96     PCA International Inc              American Studios Inc                          66.3                2.50
 11/25/96     Applied Materials Inc              Opal Inc                                     189.6               18.50
 11/18/96     Intermet Corp                      Sudbury Inc                                  155.4               12.50
 11/15/96     FNB Corporation                    West Coast Bancorp Inc.                       30.6               19.06
 11/13/96     IBM Corp                           Edmark Corp                                  123.8               15.50
 11/13/96     FCY Inc                            Medex Inc                                    150.6               23.50


                                                                                                    PREMIUM
                                                                                  ---------------------------------------
                                                                                    1 DAY          1 WEEK        4 WEEKS

  DATE                                                                             PRIOR TO        PRIOR TO     PRIOR TO

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                      ANN. DATE       ANN. DATE     ANN. DATE
--------------------------------------------------------------------------------------------------------------------------
 06/17/97     CCL Industries Inc                 Seda Specialty Packaging Corp       31.8  %         36.5  %       52.6  %
 06/05/97     Intermedia Communications Inc      DIGEX Inc                           19.5            35.9          31.6
 06/04/97     Electronic Arts Inc                Maxis Inc                            2.3             2.3          40.6
 05/27/97     Columbia Natural Resources Inc     Alamco Inc                           7.7            11.5          16.7
 04/17/97     Baker Hughes Inc                   Drilex International Inc            31.4            37.9          59.8
 04/09/97     Public Storage Inc                 Public Storage Properties XVI        6.0             5.3           2.6
 04/09/97     Public Storage Inc                 Public Storage Ppties XVIII          5.0             7.1           2.9
 04/08/97     Jacor Communications Inc           Premiere Radio Networks Inc         17.4            19.2          19.2
 03/31/97     Moore Corp Ltd                     Peak Technologies Group Inc        108.7            97.3          65.5
 03/26/97     Deposit Guaranty                   CitiSave Finl                       46.4            50.5          46.4
 03/25/97     IDX Systems Corp                   Phamis Inc                          18.9            23.0          26.5
 03/21/97     Olicom A/S                         CrossComm Corp                      74.3            70.2          70.2
 03/19/97     Snyder Communications Inc          American List Corp                  17.3            28.0           8.8
 03/13/97     Fifth Third Bancorp                Suburban Bancorporation             26.0            24.2          31.8
 03/07/97     Henry Schein Inc                   Micro Bio-Medics Inc                12.2            12.2          10.4
 03/06/97     Fireman's Fund Insurance Co        Crop Growers Corp                   20.6            15.5          41.4
 03/03/97     Pinnacle Financial Svcs Inc        CB Bancorp                          22.3            22.3          29.6
 02/19/97     United Bankshares Inc              First Patriot Bankshares            15.3             9.7           4.6
 02/13/97     British Aerospace Holdings         Reflectone Inc                      20.0            18.5          25.5
 02/11/97     HBO & Co                           AMISYS Managed Care Systems         38.6            44.3          43.1
 02/11/97     MetaTools Inc                      Fractal Design Corp                 45.0            40.4           1.0
 02/11/97     Johnson & Johnson                  Innotech Inc                        54.9            64.2          54.9
 02/07/97     Search Financial Services Inc      MS Financial(MS Diversified)        20.0            46.7          10.0
 01/17/97     AMF Bowling Centers                American Recreation Centers         15.3            33.3          70.0
 01/07/97     VTEL Corp                          Compression Labs Inc                 9.6            22.2           9.2
 12/16/96     Millipore Corp                     Tylan General Inc                   39.1            26.7          26.7
 12/10/96     Autodesk Inc                       Softdesk Inc                        60.0            66.8         146.7
 12/09/96     Central Parking Corp               Square Industries Inc                9.7             0.0          12.7
 12/06/96     Sears Roebuck & Co                 MaxServ Inc(Sears Roebuck)          19.2            67.6          55.0
 12/05/96     Centex Corp                        Cavco Industries Inc                13.2            20.2          30.5
 12/05/96     Public Storage Inc                 Public Storage Properties XIV       29.2            30.8          31.6
 12/02/96     Woolworth Corp                     Eastbay Inc                         26.3            28.0          23.1
 11/29/96     CityFront Center LLC               Chicago Dock and Canal Trust        22.3            22.7          22.7
 11/29/96     Tyco International Ltd             ElectroStar Inc                      7.7            27.3          16.7
 11/27/96     JW Childs Equity Partners LP       Central Tractor Farm & Country      15.5            15.5          16.7
 11/27/96     Bell Industries Inc                Milgray Electronics Inc              8.4            17.0          20.6
 11/26/96     Keystone Finl                      First Finl Corp of Wstn MD          40.2            50.1          59.8
 11/25/96     PCA International Inc              American Studios Inc                90.0           110.5         166.7
 11/25/96     Applied Materials Inc              Opal Inc                            52.6            64.4         105.6
 11/18/96     Intermet Corp                      Sudbury Inc                         19.0            25.0           9.9
 11/15/96     FNB Corporation                    West Coast Bancorp Inc.             19.1            20.1          17.3
 11/13/96     IBM Corp                           Edmark Corp                         35.5            63.2          31.9
 11/13/96     FCY Inc                            Medex Inc                           54.1            58.0          66.7




  DATE                                                                                                            OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                           DEAL VALUE (MIL)1        PRICE/SHARE
---------------------------------------------------------------------------------------------------------------------------
 11/12/96     Investor Group                     Leslie's Poolmart                            112.8                14.5
 11/11/96     FPA Medical Management Inc         AHI Healthcare Systems Inc                   117.0                8.04
 11/06/96     Progressive Corp                   Midland Financial Group Inc                   47.2                9.00
 10/31/96     Patriot American Hospitality       California Jockey Club/Bay                   199.7               33.00
 10/30/96     Horizon/CMS Healthcare Corp        Pacific Rehab & Sports Med                    72.7                6.50
 10/04/96     Petco Animal Supplies Inc          Pet Food Warehouse Inc                        60.7                6.30
 10/03/96     Electromagnetic Sciences Inc       LXE                                           14.8               13.13
 09/26/96     National Patent Development        General Physics Corp                          26.1                5.10
 09/24/96     Oracle Corp                        Datalogix International                       80.0                8.00
 09/16/96     Schnitzer Steel Industries Inc     Proler International Corp                     42.5                9.00
 09/16/96     PennFirst Bancorp                  Troy Hill Bancorp,Pennsylvania                22.4               21.15
 09/11/96     HealthSouth Corp                   ReadiCare Inc                                 73.9                8.55
 09/10/96     Nellcor Puritan-Bennett            Aequitron Medical Inc                         56.6               10.33
 08/22/96     Avant! Corp                        Meta Software Inc                            139.3               12.69
 08/14/96     OSI Holdings Corp                  Payco American Corp                          161.9               14.00
 08/02/96     US Order Inc                       Colonial Data Technologies                   186.5               12.00
 07/23/96     Capstar Broadcasting Partners      Osborn Communications Corp                    89.9               15.38
 07/22/96     Cisco Systems Inc                  Telebit Corp                                 196.3               13.35
 07/19/96     Hologic Designs                    FluoroScan Imaging Systems                    59.1               17.01
 07/12/96     Astor Chemicals                    ADCO Technologies Inc                         53.8               10.25
 07/12/96     Regis Corp                         Supercuts Inc                                175.1               13.20
 06/27/96     Northwest Svgs Bk                  Bridgeville Savings Bank                      18.3               16.00
 06/24/96     First Banks America Inc            Sunrise Bancorp                               18.7                4.00
 06/18/96     Osicom Technologies Inc            Builders Warehouse Assn Inc                   69.3               16.45
 06/17/96     Bay Networks Inc                   Penril DataComm Networks Inc                 138.2               10.75
 06/14/96     Varlen Corp                        Brenco Inc                                   161.4               16.13
 06/14/96     Longhorn Steaks Inc                Bugaboo Creek Steak House Inc                 48.5                9.28
 06/10/96     Vemco Acquisition Corp             Bailey Corp                                   47.8                8.75
 06/10/96     DII Group Inc                      Orbit Semiconductor Inc                      118.3               13.95
 06/06/96     Lacy Distribution Inc              FinishMaster Inc(Maxco Inc)                   62.6               15.65
 05/31/96     Maxim Group Inc                    Image Industries                             105.1               14.63
 05/24/96     Joint Energy Development           Clinton Gas Systems Inc                       38.4                6.75
 05/20/96     Finova Group Inc                   Financing for Science Intl Inc                39.2                6.40
 05/16/96     HealthSouth Corp                   Professional Sports Care Mngmt                64.8                8.39
 05/15/96     United States Filter Corp          Davis Water & Waste Industries               100.8               29.62
 05/13/96     Getinge Industrier AB              MDT Corp                                      70.3                5.50
 05/10/96     HF Bancorp Inc                     Palm Springs Savings Bank                     17.3               14.38
 05/10/96     PXRE Corp                          Transnational Re Corp                        133.1               24.32
 05/07/96     Medical Resources Inc              NMR of America Inc                            40.4                6.19
 04/29/96     Hubco Inc.                         Hometown Bancorporation Inc                   31.9               17.75
 04/23/96     Security Banc Corp.                Third Financial Corp.                         43.9               33.41
 04/22/96     F&M National                       Allegiance Banc                               27.9               15.00
 04/22/96     El Paso Field Svcs(El Paso)        Cornerstone Natural Gas Co                    96.6                6.00


                                                                                                  PREMIUM
                                                                                ---------------------------------------
                                                                                  1 DAY          1 WEEK        4 WEEKS

  DATE                                                                           PRIOR TO        PRIOR TO     PRIOR TO

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                    ANN. DATE       ANN. DATE     ANN. DATE
--------------------------------------------------------------------------------------------------------------------------
 11/12/96     Investor Group                     Leslie's Poolmart                   26.1  %         31.8  %       31.8  %
 11/11/96     FPA Medical Management Inc         AHI Healthcare Systems Inc          10.9            34.0          23.7
 11/06/96     Progressive Corp                   Midland Financial Group Inc         30.9            24.1           0.0
 10/31/96     Patriot American Hospitality       California Jockey Club/Bay          87.2            88.6         103.1
 10/30/96     Horizon/CMS Healthcare Corp        Pacific Rehab & Sports Med          67.7            62.5          48.6
 10/04/96     Petco Animal Supplies Inc          Pet Food Warehouse Inc              22.9            26.0          48.2
 10/03/96     Electromagnetic Sciences Inc       LXE                                 22.1            14.1          19.3
 09/26/96     National Patent Development        General Physics Corp                16.6            31.6          36.0
 09/24/96     Oracle Corp                        Datalogix International             28.0            42.2          56.1
 09/16/96     Schnitzer Steel Industries Inc     Proler International Corp          132.3           125.0         148.3
 09/16/96     PennFirst Bancorp                  Troy Hill Bancorp,Pennsylvania      20.9            55.2          52.4
 09/11/96     HealthSouth Corp                   ReadiCare Inc                       66.8            55.4          55.4
 09/10/96     Nellcor Puritan-Bennett            Aequitron Medical Inc               18.1            21.5          40.1
 08/22/96     Avant! Corp                        Meta Software Inc                   18.0             0.5           1.5
 08/14/96     OSI Holdings Corp                  Payco American Corp                 19.1            17.9          60.0
 08/02/96     US Order Inc                       Colonial Data Technologies          20.0            33.3          (6.8)
 07/23/96     Capstar Broadcasting Partners      Osborn Communications Corp          28.1            50.0          38.2
 07/22/96     Cisco Systems Inc                  Telebit Corp                        22.8            22.8           4.7
 07/19/96     Hologic Designs                    FluoroScan Imaging Systems         116.0           109.4          70.1
 07/12/96     Astor Chemicals                    ADCO Technologies Inc               28.1            51.9          57.7
 07/12/96     Regis Corp                         Supercuts Inc                       55.3            53.0          60.0
 06/27/96     Northwest Svgs Bk                  Bridgeville Savings Bank            10.3            10.3           8.5
 06/24/96     First Banks America Inc            Sunrise Bancorp                     39.1            52.4          45.5
 06/18/96     Osicom Technologies Inc            Builders Warehouse Assn Inc          9.7            15.9          35.3
 06/17/96     Bay Networks Inc                   Penril DataComm Networks Inc         7.5             3.0           6.2
 06/14/96     Varlen Corp                        Brenco Inc                          31.0            30.3          20.6
 06/14/96     Longhorn Steaks Inc                Bugaboo Creek Steak House Inc        9.2            16.0          10.8
 06/10/96     Vemco Acquisition Corp             Bailey Corp                          5.5             6.1          11.1
 06/10/96     DII Group Inc                      Orbit Semiconductor Inc             37.8            36.1          57.2
 06/06/96     Lacy Distribution Inc              FinishMaster Inc(Maxco Inc)         30.4            27.8          42.3
 05/31/96     Maxim Group Inc                    Image Industries                    17.0            15.8          23.2
 05/24/96     Joint Energy Development           Clinton Gas Systems Inc              3.8            14.9          31.7
 05/20/96     Finova Group Inc                   Financing for Science Intl Inc       4.5             6.7          12.5
 05/16/96     HealthSouth Corp                   Professional Sports Care Mngmt      13.7            29.0          34.2
 05/15/96     United States Filter Corp          Davis Water & Waste Industries      36.2            59.0          62.3
 05/13/96     Getinge Industrier AB              MDT Corp                            12.8            22.2           4.8
 05/10/96     HF Bancorp Inc                     Palm Springs Savings Bank           36.9            43.8          43.8
 05/10/96     PXRE Corp                          Transnational Re Corp               12.5            16.5           8.7
 05/07/96     Medical Resources Inc              NMR of America Inc                  41.4            86.8          90.4
 04/29/96     Hubco Inc.                         Hometown Bancorporation Inc         20.3            29.1          29.1
 04/23/96     Security Banc Corp.                Third Financial Corp.               11.4            13.7          14.2
 04/22/96     F&M National                       Allegiance Banc                     33.3            46.3          46.3
 04/22/96     El Paso Field Svcs(El Paso)        Cornerstone Natural Gas Co          28.0            29.7         100.0





  DATE                                                                                                            OFFER

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                           DEAL VALUE (MIL)1        PRICE/SHARE
---------------------------------------------------------------------------------------------------------------------------
 04/17/96     Sandy Spring Bancorp Inc.          Annapolis Bancshares Inc.                     20.1               22.92
 04/16/96     National Data Corp                 CIS Technologies Inc                          99.3                3.01
 04/15/96     SFX Broadcasting Inc               Multi-Market Radio Inc                       104.4               12.50
 04/09/96     Roosevelt Finl Group               Mutual Bancompany Inc.                         7.7               23.00
 04/02/96     F&M Bancorp                        Home Federal                                  29.9               11.76
 03/26/96     Camco Financial Corp               First Ashland Financial Corp                  29.0               20.58
 03/18/96     Isolyser Co Inc                    Microtek Medical Inc                         108.6               15.47
 03/13/96     Eaton Corp                         CAPCO Automotive Products Corp               128.9               12.50
 03/11/96     Nellcor Puritan-Bennett            Infrasonics Inc                               61.0                5.73
 03/07/96     Danaher Corp                       Acme-Cleveland Corp                          204.4               30.00
 02/29/96     TBC Corp                           Big O Tires Inc                               56.6               16.50
 02/27/96     Interim Services Inc               Brandon Systems Corp                         165.2               35.20
 02/26/96     Maxxim Medical Inc                 Sterile Concepts Inc                         140.2               20.00
 02/26/96     HS Resources Inc                   Tide West Oil Co                             201.3               15.91
 02/15/96     Genstar Capital Partners II LP     Andros Inc                                    92.6               18.00
 02/13/96     LBO Enterprises                    S-K-I Ltd                                    135.3               18.00
 02/06/96     Hubco Inc.                         Lafayette American Bancorp Inc               132.3               13.23
 02/05/96     Bay View Capital                   CTL Credit Inc                                65.0               18.00
 02/05/96     Harte-Hanks Communications Inc     DiMark Inc                                   151.8               15.00
 01/26/96     First Chicago NBD Corp             Barrington Bancorp                            15.5               22.38
 01/24/96     Cisco Systems Inc                  TGV Software Inc                              92.4               15.57
 01/16/96     Multicare Cos Inc                  Concord Health Group                         126.9                7.35
 01/11/96     National Golf Properties Inc       Golf Enterprises Inc                          82.9               12.00
 01/10/96     REA Gold Corp                      American Resource Corp                        77.5                5.56
 01/08/96     Illinois Tool Works Inc            Medalist Industries Inc                       55.4               14.20
 01/05/96     Investor Group                     Finl Institutions Ins Grp Ltd                 53.0               16.00
 01/03/96     Recoton Corp                       International Jensen Inc                     109.1               11.00

                                                                                                                 Median

 08/04/97     The Restaurant Company             Perkins Family Restaurants, L.P.                                $13.00
                                                                                                                 $13.50
 *Source:  Securities Data Corporation                                                                           $14.00
 1Deal Value represents value of portion of target acquired.


                                                                                                  PREMIUM
                                                                                ---------------------------------------
                                                                                  1 DAY          1 WEEK        4 WEEKS

  DATE                                                                           PRIOR TO        PRIOR TO     PRIOR TO

 ANNOUNCED    ACQUIROR NAME                      TARGET NAME                    ANN. DATE       ANN. DATE     ANN. DATE
-----------------------------------------------------------------------------------------------------------------------
 04/17/96     Sandy Spring Bancorp Inc.          Annapolis Bancshares Inc.          13.2%           11.8%         19.1%
 04/16/96     National Data Corp                 CIS Technologies Inc                50.5            30.2          30.2
 04/15/96     SFX Broadcasting Inc               Multi-Market Radio Inc              11.1            29.9          19.0
 04/09/96     Roosevelt Finl Group               Mutual Bancompany Inc.              27.8            37.3          27.8
 04/02/96     F&M Bancorp                        Home Federal                        42.5            51.7          38.4
 03/26/96     Camco Financial Corp               First Ashland Financial Corp        24.7            28.6          34.9
 03/18/96     Isolyser Co Inc                    Microtek Medical Inc                37.5            40.6          43.9
 03/13/96     Eaton Corp                         CAPCO Automotive Products Corp      66.7            72.4          78.6
 03/11/96     Nellcor Puritan-Bennett            Infrasonics Inc                      4.2            (4.5)          3.0
 03/07/96     Danaher Corp                       Acme-Cleveland Corp                 50.0            55.8          56.9
 02/29/96     TBC Corp                           Big O Tires Inc                      5.6             7.3          12.8
 02/27/96     Interim Services Inc               Brandon Systems Corp                32.2            39.4          29.8
 02/26/96     Maxxim Medical Inc                 Sterile Concepts Inc                53.8            60.0          55.3
 02/26/96     HS Resources Inc                   Tide West Oil Co                    44.6            44.6          51.5
 02/15/96     Genstar Capital Partners II LP     Andros Inc                          16.1            24.1          35.8
 02/13/96     LBO Enterprises                    S-K-I Ltd                           44.0            44.0          39.8
 02/06/96     Hubco Inc.                         Lafayette American Bancorp Inc      23.1            29.1          39.3
 02/05/96     Bay View Capital                   CTL Credit Inc                      53.2            82.3          69.4
 02/05/96     Harte-Hanks Communications Inc     DiMark Inc                           1.7             1.7           0.8
 01/26/96     First Chicago NBD Corp             Barrington Bancorp                  14.8            14.8          19.4
 01/24/96     Cisco Systems Inc                  TGV Software Inc                    41.5            70.6          73.0
 01/16/96     Multicare Cos Inc                  Concord Health Group                25.1            43.4          58.9
 01/11/96     National Golf Properties Inc       Golf Enterprises Inc                37.1            45.5          45.5
 01/10/96     REA Gold Corp                      American Resource Corp              30.8            23.5          27.0
 01/08/96     Illinois Tool Works Inc            Medalist Industries Inc            127.2           136.7         110.4
 01/05/96     Investor Group                     Finl Institutions Ins Grp Ltd        9.4            (1.5)         (4.1)
 01/03/96     Recoton Corp                       International Jensen Inc            29.4            57.1          49.2

                                                                                     23.1  %         29.9  %       31.9  %

 08/04/97     The Restaurant Company             Perkins Family Restaurants, L.P.    19.5  %         17.5  %       22.4  %
                                                                                     24.1  %         22.0  %       27.1  %
 *Source:  Securities Data Corporation                                               28.7  %         26.6  %       31.8  %
 1Deal Value represents value of portion of target acquired.


PROJECT FRENCH TOAST
PREMIUM ANALYSIS OF ALL COMPLETED TRANSACTIONS SINCE 1/1/96 BETWEEN $50 MILLION AND $200 MILLION
(ALL CASH CONSIDERATION)


   DATE

 ANNOUNCED  ACQUIROR NAME                     TARGET NAME                        DEAL VALUE (MIL)(1)
----------------------------------------------------------------------------------------------------
 06/17/97   CCL Industries Inc                Seda Specialty Packaging Corp           $182.6
 02/13/97   Michael Foods Inc                 North Star Universal Inc                  69.6
 02/11/97   Johnson & Johnson                 Innotech Inc                             135.6
 02/07/97   Search Financial Services Inc     MS Financial(MS Diversified)              17.2
 12/16/96   Millipore Corp                    Tylan General Inc                        147.7
 12/09/96   Central Parking Corp              Square Industries Inc                     69.3
 11/27/96   Bell Industries Inc               Milgray Electronics Inc                  100.0
 11/25/96   PCA International Inc             American Studios Inc                      66.3
 11/25/96   Applied Materials Inc             Opal Inc                                 189.6
 11/18/96   Intermet Corp                     Sudbury Inc                              155.4
 11/13/96   FCY Inc                           Medex Inc                                150.6
 11/12/96   Investor Group                    Leslie's Poolmart                        112.8
 06/17/96   Graham-Field Health Products      Everest & Jennings Intl                  113.2
 06/14/96   Varlen Corp                       Brenco Inc                               161.4
 06/10/96   Vemco Acquisition Corp            Bailey Corp                               47.8
 05/13/96   Getinge Industrier AB             MDT Corp                                  70.3
 03/13/96   Eaton Corp                        CAPCO Automotive Products Corp           128.9
 03/07/96   Danaher Corp                      Acme-Cleveland Corp                      204.4
 02/26/96   HS Resources Inc                  Tide West Oil Co                         201.3
 01/18/96   Pfizer Inc                        Corvita Corp                              78.5
 01/16/96   Multicare Cos Inc                 Concord Health Group                     126.9



 08/04/97   The Restaurant Company            Perkins Family Restaurants, L.P.




                                                      PREMIUM
                                    --------------------------------------------
                                      1 DAY           1 WEEK            4 WEEKS

   DATE                 OFFER        PRIOR TO         PRIOR TO         PRIOR TO

 ANNOUNCED           PRICE/SHARE     ANN. DATE        ANN. DATE        ANN. DATE
--------------------------------------------------------------------------------
 06/17/97               $29.0         31.8    %        36.5    %        52.6    %
 02/13/97                 7.0        (19.7)           (18.6)           (12.2)
 02/11/97                13.8         54.9             64.2             54.9
 02/07/97                 1.7         20.0             46.7             10.0
 12/16/96                16.0         39.1             26.7             26.7
 12/09/96                31.0          9.7              0.0             12.7
 11/27/96                14.8          8.4             17.0             20.6
 11/25/96                 2.5         90.5            110.5            166.7
 11/25/96                18.5         52.6             64.4            105.6
 11/18/96                12.5         19.0             25.0              9.9
 11/13/96                23.5         54.1             58.0             66.7
 11/12/96                14.5         26.1             31.8             31.8
 06/17/96                 2.8        (42.6)           (41.1)           540.0
 06/14/96                16.1         31.0             30.3             20.6
 06/10/96                 8.8          5.5              6.1             11.1
 05/13/96                 5.5         12.8             22.2              4.8
 03/13/96                12.5         66.7             72.4             78.6
 03/07/96                30.0         50.0             55.8             56.9
 02/26/96                15.9         44.6             44.6             51.5
 01/18/96                10.3         (2.4)             2.5             (2.4)
 01/16/96                 7.4         25.1             43.4             58.9

                         MEDIAN       26.1    %        31.8    %        31.8       %

 08/04/97                $13.00       19.5    %        17.5    %        22.4       %
                         $13.50       24.1    %        22.0    %        27.1       %
                         $14.00       28.7    %        26.6    %        31.8       %


 *Source:  Securities Data Corporation
(1)Deal Value represents value of portion of target acquired.

VALUATION METHODS
--------------------------------------------------------------------------------


PREMIUM ANALYSIS


CONCLUSION

- The original offer price of $13.00 per unit, results in a premium to the public unitholders of 19.5% one day prior to the announcement date, 17.5% one week prior to the announcement date and 22.4% four weeks prior to the announcement date.

- An offer price of $13.50 per unit, results in a premium to the public unitholders of 24.1% one day prior to the announcement date, 22.0% one week prior to the announcement date and 27.1% four weeks prior to the announcement date.

- An offer price of $14.00 per unit, results in a premium to the public unitholders of 28.7% one day prior to the announcement date, 26.6% one week prior to the announcement date and 31.8% four weeks prior to the announcement date.

- Implied price per unit of $12.76, $13.18 and $12.85 based on the premiums paid in the control transactions, which we believe to be the most relevant premium analysis.

- Implied price per unit of $13.38, $14.37 and $14.02 based on the premiums paid in all completed transactions.

- Implied price per unit of $13.71, $14.58 and $14.01 based on the premiums paid in the all cash transactions.

VALUATION METHODS
--------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS


OVERVIEW

- Relies on projections of future cash flows provided by the Partnership.

- Terminal value is calculated by applying a terminal multiple to EBITDA.

- Annual cash flows and the terminal value are discounted at an appropriate discount rate.

- Considers a range of terminal multiples and discount rates.

PROJECT FRENCH TOAST
DISCOUNTED CASH FLOW ANALYSIS
Management Projections
(Dollars in Thousands)


                                            ACTUAL                                       PROJECTED (3)
                                   -------------------------          -------------------------------------------------------
                                      1995           1996                1997           1998           1999           2000
                                      ----           ----                ----           ----           ----           ----
Net Sales                         $  245,751     $  252,793          $  268,451     $  286,592     $  311,990     $  341,275
Cost of sales                         66,204         68,456              72,894         77,939         85,043         93,253
                                   -------------------------          -------------------------------------------------------
   Gross Profit                      179,547        184,337             195,557        208,653        226,947        248,022

Total Operating Expenses   (1)       162,606        165,749             176,786        186,551        199,967        215,225
                                   -------------------------          -------------------------------------------------------

EBIT                                  16,941         18,588              18,771         22,103         26,980         32,797
Income Taxes @ 40.0%   (2)             6,776          7,435               7,509          8,841         10,792         13,119
                                   -------------------------          -------------------------------------------------------

UNLEVERED NET INCOME                 $10,165        $11,153             $11,263        $13,262        $16,188         19,678
                                   -------------------------          -------------------------------------------------------
                                   -------------------------          -------------------------------------------------------


Plus: Depreciation & Amortization     14,401         15,748              16,296         18,063         18,736         18,782
Less: Capital Expenditures            28,931         11,858              18,640         20,452         21,906         24,340
Less: Incremental Working Cap. Needs      NA         (3,793)                751           -              -              -
                                   -------------------------          -------------------------------------------------------

UNLEVERED FREE CASH FLOW                  NA        $18,836              $8,168        $10,873        $13,018         14,120
                                   -------------------------          -------------------------------------------------------
                                   -------------------------          -------------------------------------------------------


OPERATING ASSUMPTIONS:
Net Sales Growth                          NA           2.9%                6.2%           6.8%           8.9%           9.4%
Operating Expenses as % of Sales       66.2%          65.6%               65.9%          65.1%          64.1%          63.1%
EBIT Margin                             6.9%           7.4%                7.0%           7.7%           8.6%           9.6%


(1) Pro-forma in 1998-2000 for the increase in the Minnesota minimum wage for servers @ $28,800 per company owned unit in Minnesota.
(2) Pro forma tax calculated at a 40.0% effective tax rate.
(3) Analysis discounts to September 30, 1997 and uses 1997 fourth quarter projections supplied by the Partnership's management.

PROJECT FRENCH TOAST
DISCOUNTED CASH FLOW ANALYSIS
Management Projections
(Dollars in Thousands)


                      -------------------------------------------------------------------
   DISCOUNT RATES              5.5 x           6.0 x            6.5 x          7.0 x
                      -------------------------------------------------------------------
        17.0%              $28,575         $28,575          $28,575        $28,575       Present Value of Cash Flows
                          $170,307        $185,789         $201,271       $216,754       Present Value of Terminal Residual Value
                          ($59,885)       ($59,885)        ($59,885)      ($59,885)      Less: Debt Outstanding (less excess cash)
                          ---------       ---------        ---------      ---------
                          $138,996        $154,479         $169,961       $185,443       TOTAL PRESENT VALUE OF EQUITY
                            $12.99          $14.44           $15.88         $17.33       Implied Price per Unit (1)


        19.0%              $27,160         $27,160          $27,160        $27,160       Present Value of Cash Flows
                          $161,179        $175,831         $190,484       $205,137       Present Value of Terminal Residual Value
                          ($59,885)       ($59,885)        ($59,885)      ($59,885)      Less: Debt Outstanding (less excess cash)
                          ---------       ---------        ---------      ---------
                          $128,453        $143,106         $157,759       $172,411       TOTAL PRESENT VALUE OF EQUITY
                            $12.00          $13.37           $14.74         $16.11       Implied Price per Unit (1)


        21.0%              $25,841         $25,841          $25,841        $25,841       Present Value of Cash Flows
                          $152,680        $166,560         $180,440       $194,320       Present Value of Terminal Residual Value
                          ($59,885)       ($59,885)        ($59,885)      ($59,885)      Less: Debt Outstanding (less excess cash)
                          ---------       ---------        ---------      ---------
                          $118,637        $132,517         $146,397       $160,277       TOTAL PRESENT VALUE OF EQUITY
                            $11.09          $12.38           $13.68         $14.98       Implied Price per Unit (1)


        23.0%              $24,611         $24,611          $24,611        $24,611       Present Value of Cash Flows
                          $144,758        $157,918         $171,078       $184,238       Present Value of Terminal Residual Value
                          ($59,885)       ($59,885)        ($59,885)      ($59,885)      Less: Debt Outstanding (less excess cash)
                          ---------       ---------        ---------      ---------
                          $109,485        $122,645         $135,805       $148,964       TOTAL PRESENT VALUE OF EQUITY
                            $10.23          $11.46           $12.69         $13.92       Implied Price per Unit (1)


        25.0%              $23,463         $23,463          $23,463        $23,463       Present Value of Cash Flows
                          $137,366        $149,853         $162,341       $174,829       Present Value of Terminal Residual Value
                          ($59,885)       ($59,885)        ($59,885)      ($59,885)      Less: Debt Outstanding (less excess cash)
                          ---------       ---------        ---------      ---------
                          $100,943        $113,431         $125,919       $138,407       TOTAL PRESENT VALUE OF EQUITY
                             $9.43          $10.60           $11.77         $12.93       Implied Price per Unit (1)


(1) Implied price per unit after giving effect to the General Partner's interest.

PROJECT FRENCH TOAST
DISCOUNTED CASH FLOW ANALYSIS
Management Projections
(Dollars in Thousands)


Schedule 1
Working Capital Analysis
                                                               ACTUAL                            PROJECTED
                                                         ------------------       --------------------------------------
                                                           1995      1996           1997      1998      1999      2000
                                                           ----      ----           ----      ----      ----      ----
Accounts Receivable - Trade                              $8,683    $6,285         $6,285    $6,285    $6,285    $6,285
                             Days of Sales                 12.9       9.1            8.5       8.0       7.4       6.7
                             Increase (Decrease)             NA   ($2,398)            $0        $0        $0        $0

Inventory                                                $4,318    $4,234         $4,234    $4,234    $4,234    $4,234
                             Days of COGS                  23.8      22.6           21.2      19.8      18.2      16.6
                             Increase (Decrease)             NA      ($84)            $0        $0        $0        $0

Prepaid & Other                                          $1,505    $1,551         $1,552    $1,552    $1,552    $1,552
                             As a % of Sales               0.6%      0.6%           0.6%      0.5%      0.5%      0.5%
                             Increase (Decrease)             NA        46              1        $0        $0        $0

Accounts Payable                                         $7,525    $8,878         $8,128    $8,128    $8,128    $8,128
                             Days of COGS                  41.5      47.3           40.7      38.1      34.9      31.8
                             Increase (Decrease)             NA    $1,353           ($750)      $0        $0        $0

Accrued Liabilities                                     $13,099   $14,235        $13,520   $13,520   $13,520   $13,520
                             As a % of Sales               5.3%      5.6%           5.0%      4.7%      4.3%      4.0%
                             Increase (Decrease)             NA        $0             $0        $0        $0        $0

Other                                                    $3,475    $3,479         $3,479    $3,479    $3,479    $3,479
                             As a % of Sales               1.4%      1.4%           1.3%      1.2%      1.1%      1.0%
                             Increase (Decrease)             NA        $4             $0        $0        $0        $0
                                                         ------------------       --------------------------------------

Total Incremental Working Capital Needs                      NA   ($3,793)          $751        $0        $0        $0
                                                         ------------------       --------------------------------------
                                                         ------------------       --------------------------------------

VALUATION METHODS
--------------------------------------------------------------------------------


DISCOUNTED CASH FLOW ANALYSIS


CONCLUSION

- The DCF valuation is dependent on a number of factors:

    -   Validity of management's projections.

    -   Terminal multiple.

    -   Discount rate.


-   Qualitative factors affect the discount rate.

-   Implied price per unit of $9.43 to $17.33.

VALUATION METHODS
--------------------------------------------------------------------------------


SUMMARY OF INDICATED RANGES OF VALUATION


VALUATION METHOD                       IMPLIED PRICE PER UNIT RANGE
----------------                       ----------------------------

Comparable Company Analysis                  $10.00 - $16.34
Premium Analysis                             $12.76 - $13.18
Discounted Cash Flow Analysis                $9.43 - $17.33

MERGERS AND ACQUISITIONS TRANSACTIONS ANALYSIS
--------------------------------------------------------------------------------


OVERVIEW

- Database and news articles search for acquisitions of restaurant companies.

- Selected those transactions with available financial information.

- Derived valuation multiples by comparing the prices paid in these transactions to the target's operating performance.

- Applied multiples to the Partnership's latest twelve months ending June 30, 1997 to derive an implied range of the Partnership's equity value and price per unit.

SELECTED MERGERS & ACQUISITIONS - RESTAURANT INDUSTRY
VALUATION MATRIX


                                                                   Adjusted    Trailing 12 Month Financials of Acquired (in $  MM)
                                                                               --------------------------------------------------
  Date    Acquiror                              Market    LT Debt   Market                                     Net     Book
Effective  Target                                Value    Assumed   Value    Revenues    EBITDA    EBIT      Income    Value
--------- ---------                             ------    -------   ------   --------    ------    ----      ------    -----

Pending   Restaurant Co                         $136.3     $59.9    $196.2    $257.4     $35.6     $19.7      $8.8     $35.8
            Perkins Family Restaurant LP

Pending   Investor Group                        $128.6     $79.0    $207.5    $215.2     $16.7      $9.5      $3.3     $47.1
            DavCo Restaurants Inc

Pending   Benihana Inc                           $17.6      $1.8     $19.4     $10.6      $0.9      $0.5     ($0.2)     $1.0
            Rudy's Restaurant Group (Bright
            Star Holding)

Pending   Port Royal Holdings, Inc.             $108.4      $8.5    $116.9    $245.8     $16.2      $5.0     ($1.7)    $44.5
            The Krystal Company

Pending   RTM Restaurant Group                      NA        NA     $71.0        NA        NA        NA        NA        NA
            Triarc Cos. (355 Arby's Company
            Owned Units)

Jul-97    Apple South                            $36.0      $6.0     $42.0        NA        NA        NA        NA        NA
            Canyon Cafes Inc.

Jul-97    Compass Group PLC                      $83.5    $119.1    $202.6    $403.0     $13.7     ($7.9)   ($11.9)    $75.8
            Daka International

Jul-97    CKE Restaurants                           NA        NA    $327.0  $2,980.0        NA        NA        NA        NA
            Hardee's  Food Systems, Inc.

Jun-97    Chase Capital Partners                    NA        NA     $50.4        NA        NA        NA        NA        NA
            C.A. Muer (Charley's Grabs)

Jun-97    Castle Harlan Partners III                NA        NA     $50.4        NA        NA        NA        NA        NA
            Charlie Brown's Inc.

Jun-97    NPC International                         NA        NA     $29.9        NA        NA        NA        NA        NA
            Pizza Hut Inc. (51 units)

May-97    NPC International                         NA        NA     $57.0     $59.8        NA        NA        NA        NA
            Pizza Hut Inc. (100 units)

Mar-97    NPC International                         NA        NA     $53.5     $71.0        NA        NA        NA        NA
            Pizza Hut Inc. (122 units)

Feb-97    Apple South                            $31.5     $22.5     $54.0     $42.0      $4.8      $2.9      $0.7      $2.8
            Hops Grill & Bar

Feb-97    Apple South                            $52.0     $16.0     $67.0     $65.0      $6.8        NA        NA        NA
            McCormick & Schmick's

Nov-96    Meritage Hospitality Group Inc          $8.7      $0.0      $8.7     $25.4        NA        NA        NA        NA
            Wendy's of West Michigan LP

Nov-96    Wendy's International                  $28.0        NA        NA        NA        NA        NA        NA        NA
            Volunteer Capital Corp.
            (58 Wendy's Stores)

Sep-96    Buffets Inc.                          $138.1     $57.8    $195.9    $133.9     $17.5      $8.6      $5.9     $70.4
            Hometown Buffet Inc.

Sep-96    Astoria Capital Partners LP            $22.6      $2.1     $24.7     $51.6      $1.6      $0.0      $0.1      $8.9
            Eateries Inc


                                               Adjusted Market Value as a    Market Value as a
                                                        Multiple of:            Multiple of:
                                              ---------------------------  -------------------
  Date    Acquiror                                                            Net       Book
Effective   Target                              Revenues  EBITDA    EBIT     Income     Value
--------- ---------                            ---------  ------   ------   --------    ------

Pending   Restaurant Co                         0.76 x     5.5 x    10.0 x    15.4 x     3.8 x
            Perkins Family Restaurant LP

Pending   Investor Group                        0.96 x    12.4 x    21.8 x    39.0 x     2.7 x
            DavCo Restaurants Inc

Pending   Benihana Inc                          1.83 x    21.6 x    38.8 x        NM    17.6 x
            Rudy's Restaurant Group (Bright
            Star Holding)

Pending   Port Royal Holdings, Inc.             0.48 x     7.2 x    23.4 x        NM     2.4 x
            The Krystal Company

Pending   RTM Restaurant Group                      NA        NA        NA        NA        NA
            Triarc Cos. (355 Arby's Company
            Owned Units)

Jul-97    Apple South                               NA        NA        NA        NA        NA
            Canyon Cafes Inc.

Jul-97    Compass Group PLC                     0.50 x    14.8 x        NM        NM     1.1 x
            Daka International

Jul-97    CKE Restaurants                       0.11 x        NA        NA        NA        NA
            Hardee's  Food Systems, Inc.

Jun-97    Chase Capital Partners                    NA        NA        NA        NA        NA
            C.A. Muer (Charley's Grabs)

Jun-97    Castle Harlan Partners III                NA        NA        NA        NA        NA
            Charlie Brown's Inc.

Jun-97    NPC International                         NA        NA        NA        NA        NA
            Pizza Hut Inc. (51 units)

May-97    NPC International                     0.95 x        NA        NA        NA        NA
            Pizza Hut Inc. (100 units)

Mar-97    NPC International                     0.75 x        NA        NA        NA        NA
            Pizza Hut Inc. (122 units)

Feb-97    Apple South                           1.29 x    11.3 x    18.6 x    45.0 x    11.3 x
            Hops Grill & Bar

Feb-97    Apple South                           1.03 x     9.9 x        NA        NA        NA
            McCormick & Schmick's

Nov-96    Meritage Hospitality Group Inc        0.34 x        NA        NA        NA        NA
            Wendy's of West Michigan LP

Nov-96    Wendy's International                     NA        NA        NA        NA        NA
            Volunteer Capital Corp.
            (58 Wendy's Stores)

Sep-96    Buffets Inc.                          1.46 x    11.2 x    22.8 x    23.4 x     2.0 x
            Hometown Buffet Inc.

Sep-96    Astoria Capital Partners LP           0.48 x        NM        NM        NM     2.5 x
            Eateries Inc


SELECTED MERGERS & ACQUISITIONS - RESTAURANT INDUSTRY
VALUATION MATRIX


                                                                               Trailing 12 Month Financials of Acquired (in $ MM)
                                                                               --------------------------------------------------
                                                                   Adjusted
  Date    Acquiror                               Market   LT Debt   Market                                     Net     Book
Effective  Target                                 Value   Assumed   Value    Revenues    EBITDA    EBIT      Income    Value
--------- ---------                              ------   -------   ------   --------    ------    ----      ------    -----
Sep-96    Shoney's Inc                           $94.5    $101.8    $196.3    $280.4     $21.3      $2.9     ($7.2)    $65.6
            TPI Enterprises Inc

Jul-96    CKE Restaurants Inc                    $25.8     $13.4     $39.2    $120.9      $1.5     ($4.8)    ($4.0)    $41.8
            Summit Family Restaurant

Jul-96    DenAmerica                             $65.0       NA        NA     $145.0       NA       $3.1      $1.1       NA
            Black-eyed Pea

Jul-96    Longhorn Steaks, Inc.                  $52.9      $2.7     $55.6     $40.1      $4.7      $3.1      $2.1     $24.0
            Bugaboo Creek Steak House

Jun-96    Quality Dining                         111.6      $8.3    $119.9     $25.4      $0.0     ($1.8)    ($5.5)    ($6.4)
            Bruegger's Corp.

Apr-96    American Family Restaurants, Inc.      $50.3       NA        NA      $47.3       NA        NA        NA        NA
            DenWest Restaurant Corp.

Apr-96    Boston Chicken                         $79.0       NA        NA        NA        NA        NA        NA        NA
            Mid-Atlantic Restaurant

Apr-96    Landry's Seafood Restaurants           $45.4      $14.7    $60.0     $53.7      $4.0      $2.6      $1.5     $22.6
            Bayport Restaurant Group
            (12 stores)

Feb-96    Daka International, Inc.               $52.3       $2.4    $54.7     $16.4      $1.5      $0.3     $0.10      $9.2
            Champps Entertainment, Inc.

Jan-96    Progressive Bagel Concepts, Inc.       100.0        NA       NA        NA        NA        NA        NA        NA
            Noah's New York Bagels Inc.
            (37 stores)

Jan-96    Manhattan Bagel Company, Inc.           $1.4        NA       NA        NA        NA        NA        NA        NA
            Bay Area Bagel, Inc. (8 stores)


                                               Adjusted Market Value as a     Market Value as a
                                                         Multiple of:            Multiple of:
                                                ---------------------------  --------------------
  Date      Acquiror                                                              Net     Book
Effective     Target                             Revenues   EBITDA   EBIT       Income   Value
---------   ---------                            --------   ------   -----      ------- ------
Sep-96      Shoney's Inc                         0.70 x     9.2 x    67.7 x       NM     1.4 x
              TPI Enterprises Inc

Jul-96      CKE Restaurants Inc                   0.32 x     NM        NM         NM     0.6 x
              Summit Family Restaurant

Jul-96      DenAmerica                             NM        NA        NM         NM      NA
              Black-eyed Pea

Jul-96      Longhorn Steaks, Inc.                 1.39 x   11.8 x     17.9 x    25.2 x   2.2 x
              Bugaboo Creek Steak House

Jun-96      Quality Dining                       4.72 x       NM       NM         NM      NM
              Bruegger's Corp.

Apr-96      American Family Restaurants, Inc.       NM        NA       NA         NA      NA
              DenWest Restaurant Corp.

Apr-96      Boston Chicken                          NA        NA       NA         NA      NA
              Mid-Atlantic Restaurant

Apr-96      Landry's Seafood Restaurants         1.12 x     15.0 x   23.3 x     31.1 x   2.0 x
              Bayport Restaurant Group
              (12 stores)

Feb-96      Daka International, Inc.             3.34 x       NM       NM         NM     5.7 x
              Champps Entertainment, Inc.

Jan-96      Progressive Bagel Concepts, Inc.        NA        NA       NA         NA      NA
              Noah's New York Bagels Inc.
              (37 stores)

Jan-96      Manhattan Bagel Company, Inc.           NA        NA       NA         NA      NA
              Bay Area Bagel, Inc. (8 stores)


            1996-YTD Multiples
            -----------------------------------------------------------------------------------
            High:                                 4.72 x   21.6 x     67.7 x   45.0 x   17.6 x
            Low:                                  0.11 x    5.5 x     10.0 x   15.4 x    0.6 x
            Mean:                                 1.19 x   11.8 x     27.2 x   29.8 x    4.3 x
            Median:                               0.95 x   11.3 x     22.8 x   28.1 x    2.4 x
            -----------------------------------------------------------------------------------


MERGERS AND ACQUISITIONS TRANSACTIONS ANALYSIS
--------------------------------------------------------------------------------


CONCLUSION

- Transaction multiples vary for the following reasons:

  -   Differences in pre-transaction operating performance.

  - Other hidden or intangible assets not apparent in historical operating performance.

  -   Other deal specific factors.

- Due to the lack of comparability between the transaction and these acquisitions, we did not rely on this method in valuing the Partnership.

LEVERAGED BUYOUT ANALYSIS
--------------------------------------------------------------------------------


OVERVIEW

- Analyzed a potential leveraged buyout of the Partnership by an unrelated third party.

- Management's projections provide the explicit income statement forecasts in the first three years and we have extrapolated years four and five.

PROJECT FRENCH TOAST                            MORGAN KEEGAN INVESTMENT BANKING
CASE: LEVERAGED BUYOUT ANALYSIS, PURCHASE OF
STOCK (@ $13.50 PER UNIT)
($000s)                                                              Page 1 of 1
---------------------------------------------------------------------
 SUMMARY
--------------------


PURCHASE ASSUMPTIONS:

Purchase Price of Equity                                   $  141,581

Transaction Costs                                               7,500
Repayment of Existing Debt and Preferred                       60,055
Non-Compete Agreement                                            -
Dividend                                                         -
Plus:  Required Cash (Excess)                                    -
Less:  Asset Sales                                               -
                                                           ----------

Financing Requirements                                     $  209,136

Purchase Multiples:
     AMV as a Multiple of 1997(E) EBITDA                          5.7x
     AMV as a Multiple of 1997(E) EBIT                           10.7x
     AMV as a Multiple of 1998 EBITDA                             5.0x
     AMV as a Multiple of 1998 EBIT                              14.0x



CAPITALIZATION:                                                 % Common
                                Amount          % Total          Equity
                                ------          -------          ------
Senior Debt                   $  94,111          45.0%            0.0%
Revolver                          5,000           2.4%            0.0%
Tranche A Debt                     -              0.0%            0.0%
Tranche B Debt                     -              0.0%            0.0%
                               ---------------------------------------
     Total Senior Debt           99,111          47.4%            0.0%

Senior Subord. Debt              47,284          22.6%           12.5%
Other Subord. Debt                 -              0.0%            0.0%
                               ---------------------------------------
     Total Debt                 146,395          70.0%           12.5%

Preferred Stock                    -              0.0%            0.0%
Equity - Sponsor                 62,741          30.0%           87.5%
Equity - Other                     -              0.0%            0.0%
Equity - Management                -              0.0%            0.0%
                               ---------------------------------------
     Total Equity                62,741          30.0%           87.5%
TOTAL CAPITALIZATION            209,136         100.0%          100.0%
                               ---------------------------------------
                               ---------------------------------------



CALCULATION OF INTANGIBLES:

Purchase Price                         $  141,581
Less:  Tangible Book Value                 35,816
Less:  Asset Write-Up                        -
                                       ----------

Goodwill                               $  105,765
Years of Amortization                          15
                                       ----------
   Annual Goodwill Expense             $    7,051

Non-Compete Agreement                  $     -
Years of Amortization                           5
                                       ----------
   Annual Non-Compete Expense          $     -

Transaction Costs                      $    7,500
Years of Amortization                          15
                                       ----------
   Annual Transaction Expense          $      500

Total Amort. of Intang. per Year       $    7,551



RETURNS TO INVESTORS:
                                            Multiple of EBITDA
                          -------------------------------------------------
                             5.0x      5.5x      6.0x      6.5x      7.0x
                          -------------------------------------------------

Net Terminal Value        $226,946  $258,828  $290,710  $322,592   $354,474

Senior Subord. Debt           19.6%     20.6%     21.5%     22.4%      23.3%

Other Subord. Debt              NA        NA        NA        NA         NA

Preferred Stock                 NA        NA        NA        NA         NA

Equity - Sponsor              25.9%     29.3%     32.3%     35.1%      37.7%

INVESTORS BLENDED RETURN      23.6%     26.2%     28.5%     30.7%      32.8%

Equity - Other                  NA        NA        NA        NA         NA
Equity - Management             NA        NA        NA        NA         NA



COVERAGE RATIOS:                                        Pro Forma (1)
                                                            1997       1998
                                                         -------------------
EBIT/Senior Interest                                        2.30x      1.76x
EBIT/Total Interest                                         1.38x      1.06x
EBIT/(Total Interest + Principal)                            .69x       .53x

EBITDA/Senior Interest                                      4.29x      4.91x
EBITDA/Total Interest                                       2.58x      2.95x
EBITDA/(Total Interest + Principal)                         1.30x      1.48x

(EBITDA - CAPEX)/Senior Interest                            2.01x      2.41x
(EBITDA - CAPEX)/Total Interest                             1.21x      1.45x
(EBITDA - CAPEX)/(Senior Interest + Senior Principal)        .76x       .91x
(EBITDA - CAPEX)/(Total Interest + Principal)                .61x       .73x

Senior Debt/(EBITDA - CAPEX)                                5.82x      4.85x
Subordinated Debt/(EBITDA - CAPEX)                          2.88x      2.40x
Total Debt/(EBITDA - CAPEX)                                 8.69x      7.24x

(1) Pro Forma assuming capital structure for the year 1998 was in place in 1997.

STOCK TRADING ANALYSIS
--------------------------------------------------------------------------------


OVERVIEW

- Analyzed the Partnership's stock trading history and analyzed it against various indices.